SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 002-83367)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 55	[X]
and
REGISTRATION STATEMENT (No. 811-03725)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 55	[X]

Fidelity California Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (April 29, 2008) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

California Municipal Income

Fund

(fund number 091, trading symbol FCTFX)

Prospectus

April 29, 2008

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

California Municipal Income Fund seeks a high level of current income, exempt from federal and California personal income taxes.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and California personal income taxes.
  Managing the fund to have similar overall interest rate risk to a California bond index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

Fund Summary - continued

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, and compares the performance of the fund's shares to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares the performance of its shares to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

California Municipal Income*
Calendar Years	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	6.56%	-2.80%	12.53%	4.70%	8.48%	4.94%	4.85%	3.63%	4.64%	2.90%



During the periods shown in the chart for California Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 5.26%	September 30, 2002
Lowest Quarter Return	 -2.55%	June 30, 2004
Year-to-Date Return	 -1.05%	March 31, 2008

* The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
California Municipal Income*
Return Before Taxes	 2.90%	 4.19%	 4.98%
Return After Taxes on Distributions	 2.81%	 4.04%	 4.86%
Return After Taxes on Distributions and Sale of Fund Shares	 3.41%	 4.17%	 4.88%
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 3.36%	 4.30%	 5.18%
Lehman Brothers CA Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.89%	 4.48%	 5.22%
LipperSM CA Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 0.42%	 3.61%	 4.26%

* The returns shown above are for a class of shares of the fund.

Lehman Brothers® Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers California Enhanced Municipal Bond Index is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)

California Municipal Income
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

California Municipal Income
Management fee	0.37%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.09%
Total annual class operating expensesA	0.46%

A Effective August 1, 2002, FMR has voluntarily agreed to reimburse California Municipal Income of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

California Municipal Income*
1 year	$ 47
3 years	$ 148
5 years	$ 258
10 years	$ 579

* The returns shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

California Municipal Income Fund seeks a high level of current income, exempt from federal and California personal income taxes.

Principal Investment Strategies

Fidelity® Management & Research Company (FMR) normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and California personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and California personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses a California bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of California investment-grade fixed-rate municipal bonds, is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments.

Prospectus

Fund Basics - continued

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities. FMR may invest the fund's assets in municipal debt securities by investing in other funds.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Geographic Concentration. Investors will be exposed to risks associated with the unique aspects of California's economy, political system and government financing structures. As of early 2008, the State's economy was suffering from job losses and reduced growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction, with an economic turn-around not expected until 2009. The Governor reported in January 2008 that General Fund revenues were significantly lower than projected when the 2007-08 Budget Act was adopted, and actions would be needed to close an estimated $14.5 billion budget gap through the 2008-09 fiscal year. Subsequent actions reduced the Governor's projected gap to about $7 billion, but this did not reflect weaker revenue results after the Governor's January 2008 report, which indicated a $1-2 billion larger shortfall. Structural imbalances in the State budget will remain in future years and the State may face cash flow difficulties if a State budget is not adopted in a timely manner in the summer of 2008.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or California personal income tax.

Prospectus

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

California Municipal Income Fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;

  Your account number;

  Name of fund whose shares you want to buy or sell; and

  Dollar amount or number of shares you want to buy or sell.

  Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

  Prospectus

  Shareholder Information - continued

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

  There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager.

  In addition, the fund may waive or lower purchase minimums in other circumstances.

  Excessive Trading Policy

  The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

  Prospectus

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Prospectus

  Shareholder Information - continued

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

  Other Information about the Excessive Trading Policy

  The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

  Your shares will be bought at the next NAV calculated after your investment is received in proper form.

  The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Prospectus

  The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

  Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

  If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

  The fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions due to Fidelity fund small balance maintenance fees; and
    Redemptions related to death or due to a divorce decree.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Prospectus

  Shareholder Information - continued

  Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

  The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

    You wish to sell more than $100,000 worth of shares;
    The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
    You are requesting that a check be mailed to a different address than the record address;
    You are requesting that redemption proceeds be paid to someone other than the account owner; or
    The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, keep your fund balance above $5,000 worth of shares to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

  Prospectus

    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
    If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term redemption fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  To sell shares issued with certificates call Fidelity for instructions. The fund no longer issues share certificates.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund, read its prospectus.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  Prospectus

  Shareholder Information - continued

  The fund may terminate or modify the exchange privilege in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

    To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
    You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

    To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
    To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
    To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

  Prospectus

    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

  You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000 worth of shares, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Prospectus

  Shareholder Information - continued

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

  The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

  Earning Dividends

  The fund only processes purchase and redemption requests on days it's open for business.

  Shares generally begin to earn dividends on the first business day following the day of purchase.

  Shares generally earn dividends until, but not including, the next business day following the day of redemption.

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

  1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

  3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  Prospectus

  If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

  Tax Consequences

  As with any investment, your investment in the fund could have tax consequences for you.

  Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

  For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or California personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and California personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

  As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

  As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

  Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

  FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

  Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

  Affiliates assist FMR with foreign investments:

    Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
    Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA(U.K.)L had approximately $13.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

  Jamie Pagliocco is manager of California Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Pagliocco.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Prospectus

  Fund Services - continued

  The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For February 2007, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

  The total management fee for the fiscal year ended February 29, 2008, was 0.37% of the fund's average net assets.

  FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended August 31, 2007.

  FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

  Fund Distribution

  FDC distributes the fund's shares.

  Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

  The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

  Prospectus

  If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

  Selected Per-Share Data and Ratios

Years ended February 28,	2008 D	2007	2006	2005	2004 D
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.40	$ 12.45	$ 12.55	$ 12.83	$ 12.75
Income from Investment Operations
Net investment income B 	 .491	 .499	 .512	 .527	 .544
Net realized and unrealized gain (loss) 	 (.722)	 .050	 (.025)	 (.149)	 .247
Total from investment operations 	 (.231)	 .549	 .487	 .378	 .791
Distributions from net investment income 	 (.490)	 (.504)	 (.512)	 (.523)	 (.539)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.559)	 (.599)	 (.587)	 (.658)	 (.711)
Redemption fees added to paid in capital B, E 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.61	$ 12.40	$ 12.45	$ 12.55	$ 12.83
Total Return A 	 (1.97)%	 4.55%	 3.97%	 3.11%	 6.44%
Ratios to Average Net Assets C
Expenses before reductions 	 .46%	 .47%	 .48%	 .48%	 .48%
Expenses net of fee waivers, if any 	 .46%	 .47%	 .48%	 .48%	 .48%
Expenses net of all reductions 	 .43%	 .44%	 .45%	 .47%	 .48%
Net investment income 	 4.03%	 4.05%	 4.10%	 4.22%	 4.29%
Supplemental Data
Net assets, end of period (in millions) 	$ 1,543	$ 1,611	$ 1,601	$ 1,506	$ 1,550
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Calculated based on average shares outstanding during the period.

  C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  D For the year ended February 29.

  E Amount represents less than $.001 per share.

  Prospectus

  Notes

  Notes

  Notes

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Number, 811-03725

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

  Portfolio Advisory Services is a service mark of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  1.782743.105 CFL-pro-0408

  Fidelity® California Municipal Income Fund

  A Fund of Fidelity California Municipal Trust

  STATEMENT OF ADDITIONAL INFORMATION

  April 29, 2008

  This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated April 29, 2008, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding California	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  CFL-ptb-0408
  1.782744.105

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are the fund's fundamental investment limitations set forth in their entirety.

  Senior Securities

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Borrowing

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

  Real Estate

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  Loans

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Pooled Funds

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

  For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  Short Sales

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  In addition to the fund's fundamental and non-fundamental limitations discussed above:


  The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

  Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.


  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.


  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

  Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap) and credit default swaps). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

  If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.


  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

  Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

  The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.


  Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

  Overview

  A mild Statewide economic recession in the early 2000's (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000, led to several years of State budget deficits and a severe cash shortage by 2004. Between 2004 and mid-2007, the State's economy recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Problems with subprime mortgages and credit difficulties and a subsequent severe downturn in housing markets and construction activity appeared in 2007, and are projected to continue through 2008 with some recovery in 2009. While some parts of the State's economy have continued to perform well, overall economic growth, particularly job growth, slowed considerably, and is expected to remain weak in 2008.

  Positive economic results in the period 2004-2007 resulted in State revenues exceeding projections for three years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. Nevertheless, ongoing program obligations still exceeded baseline revenues (a "structural budget gap") and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. With the downturn in the economy in 2007, the Governor projected in January 2008 that the 2007-08 fiscal year will be several billion dollars out of balance, and that without corrective action, the combined budget deficit through June 30, 2009 would be $14.5 billion or more. The State Legislative Analyst's Office subsequently estimated the two-year budget gap would be closer to $16 billion, as revenues were expected to be somewhat lower than the Administration's projections.

  The Governor proposed several steps to address these shortfalls, including issuance of $3.3 billion of previously authorized deficit financing bonds, utilization of $1.5 billion set aside in a "rainy day" reserve, deferral of a scheduled $1.5 billion transfer to the "rainy day" reserve in 2008-09, and proposals for budget cuts totaling about $800 million in the 2007-08 fiscal year, still under way. Many of these steps were taken in early 2008, reducing the budget gap by over $7 billion. For 2008-09, the Governor has proposed balancing the budget largely with expenditure reductions, averaging 10 percent in virtually all areas of state government, including aid to schools and local governments, and health and welfare programs. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds. The current economic slowdown and projected reductions in State aid in 2008-09 have led to many local governments predicting substantial budget deficits in the coming year which may result in reductions in payroll and services. One city, Vallejo, announced in early 2008 that it was considering filing for Chapter 9 bankruptcy because of high labor costs and substantially reduced revenue due to the housing slump, but no action has been taken as of mid-March, 2008.

  Economic Factors

  California's economy is the largest among the 50 states and one of the largest 8 in the world. The State's population of about 37.8 million (July 1, 2007 estimate) represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

  Total personal income in the State, at an estimated $1,435 billion in 2006, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors.

  Following a mild recession in the early 2000's (though with sharp downturn in the high technology sector in the San Francisco Bay Area), modest job growth resumed in the second half of 2003 and continued through early 2007. Since then, job growth has slowed, although personal income is expected to continue to grow at around 4 percent in 2008, less than the 6.5 percent rate of the previous two years. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 and 2007 in both California and the nation, and the housing slump is continuing into 2008. New housing permits were down 37 percent in 2007, and sales of existing homes were down 26 percent, compared to the same period in 2006. Housing prices have dropped in many areas of the State. Auto sales in 2007 were also weak, and the combination of weak auto and housing markets, combined with other economic weakness, has led to a significant drop in taxable sales, with taxable sales for 2007 less than 1 percent higher than the previous year. In January, 2008, the State Department of Finance projected slow growth in the economy in 2008 with some strengthening in 2009. California's economic growth will remain tied to the overall national economy.

  Constitutional Limitations on Taxes, Other Charges and Appropriations

  Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

  Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $13.8 billion below the limit in 2006-07, and will be about $16.6 billion below its limit in 2007-08.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 15, 2008, the State had outstanding approximately $44.4 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.0 billion of general obligation bonds which were supported by other revenues, including $10.1 billion of economic recovery bonds payable from a special sales tax. As of March 15, 2008 the State had about $59.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $10.7 billion of authorized and unissued lease-purchase debt. This figure includes almost all of $42.7 billion of new general obligation bonds approved by the voters at the November 7, 2006 election and $7.4 billion of new lease-purchase debt approved by the Legislature in May, 2007 for new correctional facilities at the state and local level. In the 2006-07 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.15% of General Fund revenues. See also "Bond Ratings" below.

  In light of the substantial new bond authorizations approved by the voters and the Legislature in the past year, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. The State has projected that annual new issuance will total about $8.3 billion, $12 billion, $15.5 billion, $12.5 billion and $8.5 billion in the years 2007-08 through 2011-12, absent any additional bond approvals, which are likely to occur.

  Obligations of State Agencies

  A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.

  Recent Financial Results

  The principal sources of General Fund tax revenues in 2006-07 were the California personal income tax (54 percent of total tax revenues), the sales and use tax (29 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to represent about 14.4% of General Fund revenues in 2006-07 and about 14.4% in 2007-08.

  The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

  Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

  The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses in the early 2000's. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.7 billion in the 2007-08 fiscal year. The State will pay about $1.1 billion in the 2007-08 fiscal year for "pay as you go" funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study done in May, 2007 estimated that, absent setting aside funds for future costs, the State's unfunded liability for future health costs, as of June 30, 2007, was about $48 billion. The Administration expects to present options for dealing with these costs later in 2008. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.

  Balanced Budget Amendment

  On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

  The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. On January 10, 2008 the Governor declared such a fiscal emergency and called the Legislature into session to address budget shortfalls; no action had yet been taken as of February 6, 2008.

  The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

  A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

  State-local Fiscal Relations

  In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

  Recent Budgets Prior to 2006-07

  The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

  The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

  An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

  The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

  During fiscal year 2001-02, as the state and national economies fell into a mild recession and the stock markets dropped significantly, the state experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.


  Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor's Budget in January, 2007, showed that the state experienced substantially more favorable results than were projected at the time the 2005-06 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

  Fiscal Year 2006-07 Budget

  The Budget Act for 2006-07 (the "2006 Budget Act") was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

  Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

  The 2006 Budget Act contained the following major General Fund components:

  1. Repayments and prepayments of prior obligations - The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

  2. Reduction of the operating deficit - The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

  3. Proposition 98 - The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent.

  4. K-12 Education - The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources was projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

  5. Higher Education - The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act included additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 remained at 2005-06 levels.

  6. Health and Human Services - The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

  7. Transportation Funding - The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund).

  8. Budget Stabilization Account - The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

  2007-08 Fiscal Year Budget

  The Budget Act for 2007-08 (the "2007 Budget Act") was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

  The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the state's history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June, and in recognition of the state's continuing structural deficit and other potential threats, the Legislature increased the total reserve to an $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget was held to $0.6 billion, or 0.6 percent. However, events since enactment of the 2007 Budget Act have required use of the reserve, and the Administration estimated in January 2008 that the State would have a deficit in June, 2008 absent corrective action. See "Budget Risks and Structural Deficit" below.

  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve. The Administration issued $7 billion of revenue anticipation notes to assist in cash management during the fiscal year, an increase from $1.5 billion in 2006-07.

  The 2007 Budget Act contained the following major General Fund components:

  9. Maximizing the Value of the State's Student Loan Guarantee Function - The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The state's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees.

  10. Repayments and prepayments of prior obligations - The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds ("ERBs") from moneys transferred to the BSA, and $5 million of other budgetary debt repayments.

  11. Budget Stabilization Account - The 2007 Budget Act fully funded the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve, and is reported as a reduction of revenues. The other half will be transferred for the purpose of early retirement of Economic Recovery Bonds.

  12. Operating Deficit in 2007-08 - Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act did not have an operating deficit. However, events subsequent to the 2007 Budget Act have eliminated the reserve. See "Budget Risks and Structural Deficit" below.

  13. Proposition 98 - The 2007 Budget Act included Proposition 98 General Fund expenditures of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent.

  14. K-12 Education - The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures are projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations.

  15. Higher Education - The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level.

  16. Health and Human Services - The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

  17. Transportation Funding - The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Proposition 1B, passed in November 2006, provided $19.925 billion in general obligation bond authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provided a total of $4.2 billion in Proposition 1B funding.

  On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. No date has been set for the trial. The budget uses funding that otherwise would have been transferred to the Public Transportation Account ("PTA") or used to fund other transit-related costs that had been funded from the General Fund in prior years. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. A Superior Court judge in late January, 2008, ruled that $409 million of the uses of PTA moneys included in the 2007 Budget Act were unlawful, but the remainder were lawful. This decision may be appealed. The Legislature subsequently re-allocated the $409 million expenditure ruled unlawful to another category which the judge had approved.

  18. Lease of State Lottery - In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

  Budget Risks

  For budget year 2007-08, the state faced and continues to face a number of issues and risks that are having a negative impact on the General Fund, and have reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). Some of the larger risk items include the following:

  1. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in 2007 and early 2008. The January 10, 2008 Governor's Budget for 2008-09 estimates that revenues will be about $4.2 billion lower than original estimates.

  2. Delay in sale of, or other contractual arrangement for the operation of the state's student loan guarantee function operated through a non-profit entity, EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. The estimated revenue from this action has been reduced from $1 billion to $500 million, but even this amount is not assured.

  3. The budget reserve was reduced in August 2007 by $500 million as a result of an adverse court ruling in a case involving delayed payments in 2003 to the State Teachers' Retirement Fund. The respondents have determined not to seek review of the direction to make the delayed payment, and that payment has already been made. Payment of prejudgment and post judgment interest will be required, and those costs could be determined to be up to $220 million, but this is expected to be paid over several years.

  4. Additional Proposition 98 spending because the State Controller's Office's property tax audit did not validate assumptions in the 2007 Budget Act about property tax growth.

  5. Additional costs for employee contracts, totaling about $300 million.

  6. There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

  7. Potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful. See "Transportation Funding" above.

  As noted above, revenues for 2007-08 are estimated to be $4.2 billion below estimates, and expenditures are estimated to be about $1.1 billion over the original budget. To respond to these challenges, the Governor authorized the sale of $3.3 billion of Economic Recovery Bonds, the remaining balance of deficit financing bonds approved by the voters in 2004. This sale was completed in February, 2008. In addition, the Governor has increased General Fund resources by permanently transferring back $1.5 billion from the BSA "rainy day" reserve. The Governor also called a special session of the Legislature to make immediate spending cuts. Legislation approved in mid-February, 2008 contained about $2.7 billion of solutions, but a gap of at least $7 billion remains to be resolved through the budget process. This gap doesn't reflect an additional $1-2 billion of revenue shortfall projected by the legislative analyst's office after release of the Governor's Budget in January, 2008. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  Proposed 2008-09 Budget

  On January 10, 2008, the Governor released his proposal for the 2008-09 fiscal year budget, including updated revenue and expenditure projections for 2007-08. In light of the weakened economy, the Governor projected that, absent corrective actions, the State would face a $14.5 billion deficit by June 30, 2009. As described in the last paragraph above under "Budget Risks," the Governor and Legislature have taken a number of steps to address the shortfall.

  For the 2008-09 budget, the Governor has proposed a number of actions to bring the budget into balance for 2008-09, including the following:

  1. Spending reductions totaling about $9.1 billion, compared to the levels which would be in place with continuation of current programs. Virtually all programs would be affected, averaging about 10 percent reductions, with only those programs exempted which cannot for legal reasons be reduced, like debt service on bonds and pension fund contributions. The largest cut, over $4 billion, would be in aid to local schools, requiring a suspension of the Proposition 98 guaranty for 2008-09. Cost of living increases in most programs would be suspended. Cuts will be applied to higher education, health and social services and corrections budgets.

  2. Suspension of the Proposition 58 transfer to the BSA, saving about $1.5 billion.

  3. A one-time accounting adjustment which would permit accrual into June, 2009 of some tax revenues which will be received in a future period. This adjustment, estimated to bring in about $2 billion, would conform State law to recent changes in Generally Accepted Accounting Principles. There are no other significant tax or revenue raising proposals.

  4. Full funding of the Proposition 42 transfer of sales taxes on motor vehicle fuels to fund transportation programs, and repayment of $83 million of prior loans. The Governor proposes authorization for spending $4.7 billion of voter-authorized bond funds for transportation projects.

  Assuming all the Governor's proposals are enacted, the Governor projects a $2.778 billion reserve balance at the end of the 2008-09 fiscal year. The Governor has also taken steps to avoid cash flow shortfalls in 2007-08 or 2008-09. See "Cash Flow Requirements" below.

  In mid-February, 2008, the Legislative Analyst's Office ("LAO") released a report on the 2008-09 Governor's Budget. Using more recent revenue results, the LAO projected that the two-year deficit was closer to $16 billion, as compared to the Governor's estimate of $14.5 billion. The LAO also presented alternatives to the Governor's proposed massive spending cuts, but the Legislature would need to approve any revenue increases or closing of tax expenditures by a 2/3 vote, and Republican members who have more than 1/3 of the seats in each house of the Legislature have announced opposition to any such action.

  In addition, as part of the 2008-09 Governor's Budget, the Governor proposed a constitutional amendment to enact stricter budgeting reforms. The main element of the proposal would be creation of a permanent budget reserve into which would be deposited the amount of increased revenues in any year when growth in revenues exceeded the average for a reasonable period of prior years' growth. Moneys from this reserve would only be available to make up shortfalls in a year when revenues grew at a rate below the long-term average, and could not be used simply to make up a one-year budget shortfall. In addition, the proposed amendment would permit automatic spending reductions during any fiscal year when revenues fell below projections by a certain amount.

  Strategic Growth Plan

  In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

  In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

  In the 2007-08 Governor's Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor's Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010.

  Cash Flow Requirements

  The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.

  The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

  All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special 1/4 cent statewide sales tax. The State's improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

  The current budget challenges in early 2008 have led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor requested, and the Legislature approved, legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue can be sold. The State may again face cash flow problems in 2008-09, particularly if enactment of the budget is delayed significantly, and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

  Bond Ratings

  The ratings on California's long-term general obligation bonds were as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch in 2000. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of March 1, 2008, were Standard & Poor's "A+," Fitch "A+" and Moody's "A1." However, Fitch has placed the State's ratings on negative watch. The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.

  There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

  Obligations of Other Issuers

  Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results - State-local Fiscal Relations" above.

  In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

  To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

  Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

  Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

  Other Considerations

  The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

  SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

  The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

  Relationship between Puerto Rico and the United States

  The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes that are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

  Government Structure

  The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

  Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

  The Economy of Puerto Rico

  The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2006 (from July 1, 2005 to June 30, 2006), trade with the U.S. accounted for approximately 83% of Puerto Rico's exports and approximately 51% of its imports. Most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the U.S. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Consequently, the recession in the U.S. in 2001, and the subsequent recovery, have also been reflected in the Puerto Rico economy, although to a lesser degree.

  Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment (primarily in housing), and relatively low oil prices.

  Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2006. In fiscal year 2006, aggregate personal income was $50.9 billion ($44.0 billion in 2000 prices) and personal per capita income was $12,997 ($11,218 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $15 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2006 were $10.0 billion, of which $8.0 billion, or 80%, represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

  Forecast for Fiscal Year 2007. The current real gross national product forecast from the Puerto Rico Planning Board (Planning Board) for fiscal year 2007, which was released in March 2007, projected a decline of 1.4%, or 2.0% in current dollars. Personal income is expected to decline by 1.2%, or 3.1% in current dollars. The Planning Board expects real growth to return in fiscal year 2008, albeit at only 0.8%, or 5.1% in current dollars. The major factors affecting the economy at this point are, among others, the still relatively high oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth's fiscal crisis, among others, and the effects on economic activity of the implementation of the new sales tax. Consumers will take a while to adjust their behavior to this new system.

  According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

  Forecast for Fiscal Year 2006. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2006 indicate that real gross national product increased 0.7% (5.8% in current dollars) over fiscal year 2005. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices). Aggregate personal income increased from $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices) to $50.9 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,365 in fiscal year 2005 ($11,179 in 2000 prices), to $12,997 in fiscal year 2006 ($11,218 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the general performance and trends of the U.S. economy, although at a lower rate of growth.

  Among the variables contributing to the Planning Board's downward revision in the forecast were the current effect of persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth's budget deficit (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of approximately $2 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth's government with respect to the fiscal year 2006 budget deficit. The implementation of the tax reform legislation discussed below, however, is expected to alleviate the Commonwealth's fiscal difficulties by raising additional revenues from the imposition of a sales tax, but this, too, may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

  Fiscal Year 2005. The Planning Board's reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy (as registered by real gross national product) grew by 1.9%. Nominal gross national product was $53.6 billion ($44.8 billion in 2000 prices), compared to $50.7 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.7%. Aggregate personal income increased from $45.6 billion ($42.5 billion in 2000 prices) to $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices), and personal income per capita increased from $11,724 in fiscal year 2004 ($10,936 in 2000 prices), to $12,365 in fiscal year 2005 ($11,179 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance and general trends of the U.S. economy but did not reach the level of U.S. real economic growth.

  Economic Performance by Sector

  The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2002 to fiscal year 2006 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high-technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

  Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board figures show that in fiscal year 2006 manufacturing generated $36.6 billion, or 42.3%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of June 2007, the average hourly manufacturing wage rate in Puerto Rico was 68.1% of the average mainland U.S. rate.

  Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period that recently ended, making the phase-out complete.

  Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, declining 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize at around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the employment decline accelerated further to 6.2%. During the last year the economy has lost around 7,050 jobs in the manufacturing sector. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of Section 936, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico's manufacturing sector is facing increased international competition, and new ideas and initiatives are necessary to improve this sector.

  Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2002 and 2006, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.5%, while payroll employment in this sector increased at an average annual rate of 2.5%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, for fiscal year 2006, the number of self-employed individuals was 182,914, out of which 46.8% were in the services sector and 15.1% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

  According to the Department of Labor and Human Resources, Current Employment Statistics Survey (Establishment Survey), for the first six months of fiscal year 2007 the net employment gain for this sector was 2,200 jobs, compared to same period in the previous year. Service, finance, insurance and real estate employment added 6,800 jobs, while trade lost 4,600 jobs, for a net growth rate of 1%.

  The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

  The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2006, services generated $33.6 billion of gross domestic product, or 38.9% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total, non-farm, payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2002 to 2006, as measured by gross domestic product. From fiscal year 2002 to 2006, gross domestic product increased in wholesale and retail trade from $8.6 billion to $10.7 billion, and in finance, insurance, and real estate from $11.2 billion to $14.7 billion. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of March 31, 2007 were $119.6 billion. As of March 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $78.5 billion.

  Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2006, the government accounted for $8.4 billion of Puerto Rico's gross domestic product, or 9.7% of the total. The government is also a significant employer, providing jobs for 297,450 workers, or 28.8% of total, non-farm, payroll employment in fiscal year 2006. This total includes municipal employees. As of March 31, 2007, central government employment has been reduced by approximately 13,700 positions since September 2004.

  On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.


  Tourism. During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

  During the first nine months of fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,331,700, a decrease of 6.6% over the number of persons registered during the same period in fiscal year 2006. The average occupancy rate in tourist hotels during the first nine months of fiscal year 2007 was 70.9%, compared to 70.1% during the same period in fiscal year 2006. The average number of rooms rented in tourist hotels decreased 6.0% during the first nine months of fiscal year 2007 compared with the same period during fiscal year 2006. The average number of rooms available in tourist hotels decreased 7.2% during the first nine months of fiscal year 2007 compared to the same period in fiscal year 2006 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) is taking longer to complete this year than in prior years.

  San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

  The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

  The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the José Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

  Transportation. Thirty-four shipping lines offer regular ocean freight service to eighty U.S. and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

  Luis Muñoz Marín International Airport is currently served by 25 U.S. and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the U.S. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major U.S. airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

  The island's major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important inter-regional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

  The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. It currently has ridership of about 33,000 per day.

  The Port of the Americas Authority (PAA) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (TEU). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

  As of May 31, 2007, PAA had an outstanding balance of $86.3 million under various lines of credit from the Government Development Bank for Puerto Rico (GDB). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

  Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2002 through fiscal year 2006, however, real construction investment decreased 1.1%. This decline was small compared to the high level of construction activity in prior fiscal years. The total value of construction permits increased 2.5% during the same five fiscal-year period.

  Public investment has been an important component of construction investment. During fiscal year 2006, approximately 42% of the total investment in construction was related to public projects. For fiscal year 2006 compared to fiscal year 2005, the total value of construction permits decreased 4.3% and total sales of cement, including imports, decreased 1.0%. Average payroll employment in the construction sector during fiscal year 2006 was 67,059, a decrease of 1.7% from fiscal year 2005. Through the first three quarters of fiscal year 2007, construction employment increased to a seasonally adjusted 67,500, but cement sales (including imports) continued their decline falling 7.1% compared to the same period in fiscal year 2006.

  Total construction investment for fiscal year 2006 decreased (in real terms) by 5.8% (following a 7% real decline in fiscal year 2005) due principally to the reduction in construction-related public projects. For fiscal years 2007 and 2008, the Planning Board forecasts construction investment decreases (in real terms) of 3.5% and 3.4%, respectively. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth's fiscal difficulties.

  During the first eleven months of fiscal year 2007, the number and the total value of construction permits decreased 11.8% and 20.2%, respectively, compared to the same period in fiscal year 2006.

  Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2006, gross income from agriculture was $805.6 million, an increase of 1.5% compared with fiscal year 2005. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants, and other products. During fiscal year 2006, starchy vegetables, coffee, poultry, fruits, and ornamental plants contributed a higher percentage of the sector's income than in the previous fiscal year.

  The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

  Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

  Economic Development

  The Commonwealth's economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor's Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico's entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses (in Spanish, Apoyo al de Aquí) by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico's economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico's government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico's socio-economic development.

  The Commonwealth has formulated a strategic plan to increase its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust (currently capitalized at $4.9 million and expected to grow to $25 million in three years), that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities. As part of this plan, construction has begun on a biotechnology plant in Mayagüez and a molecular sciences building on the main campus of the University of Puerto Rico in Río Piedras. Additionally, the Department of Transportation has transferred land to the University of Puerto Rico for the construction of a cancer center.

  As part of this strategic plan, the Commonwealth is actively pursuing local participation in the aerospace industry, including engineering design services and the outsourcing of business activities. Also, recently Industrial Development Company (PRIDCO) began a program to improve local entrepreneurial capacity by evaluating local businesses with worldwide best practices, and the Economic Development Bank for Puerto Rico (EDB) started a new venture capital program offering financing to entrepreneurs that present projects with great potential for commercialization.

  The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly. Over two dozen call centers have recently been established with employment of over 2,500 persons.

  With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) requiring at least 15% of products and services purchased by government agencies to be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

  Puerto Rico Tax Incentives. One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

  In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct, as a current expense, investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

  The 1998 Tax Incentives Act was also amended to allow a credit against their Puerto Rico income tax liability for investors that acquire the majority of the stock, partnership interests or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against Puerto Rico income tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

  In addition, legislation was enacted (i) amending the 1998 Tax Incentives Act to permit income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries" that utilize innovative technology in their operations not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) granting income tax exemption to financial institutions for the fees and interest income received in connection with loans or guarantees of loans made to finance tourism development projects; (iv) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations in areas designated as tourism enhancement districts; (v) granting tax exemption for investments in infrastructure made by housing developers; (vi) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (vii) granting tax credits for rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

  In December 2006, two laws were approved that provide additional tax incentives to foster economic development in Puerto Rico. Act No. 289 of December 26, 2006 amended the 1994 Puerto Rico tax code in order to facilitate the creation of local Real Estate Investment Trusts (REITs). A REIT is a corporation, usually publicly traded, that manages a portfolio of real estate to earn profits for shareholders. Under Act No. 289, a special tax rate of 10% applies to the income from this type of investment. The creation of REITs is expected to encourage investment in residential, commercial, and industrial properties and hotels, and will contribute to the development of a local capital market.

  Act No. 287 of December 26, 2006 created a new financing conduit for PRIDCO-sponsored economic development activity, to be known as the Puerto Rico Investment Development Initiative. The interest paid on debt securities issued by companies operating under the Puerto Rico Industrial Incentives Act of 1998 is exempt from Puerto Rico income taxes for bona fide residents of Puerto Rico and local corporations. The proceeds of such debt can be used for general business purposes, such as raw materials and machinery acquisition, construction, general business expenses, intellectual property and research and development, among others, but 80% of the proceeds must be used within Puerto Rico by the benefited company.

  The tax incentives under the 1998 Tax Incentives Act will be available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). Currently, the Puerto Rico Legislature is considering whether to amend, replace, or extend the effectiveness of the 1998 Tax Incentives Act.

  Reduction of the Costs of Doing Business. The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner. Both PRIDCO and the Puerto Rico Tourism Company have completed restructurings resulting in their being able to respond more quickly to the needs of their constituents while shedding over 500 employment positions.

  The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Puerto Rico Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

  The Commonwealth's Department of Economic Development and Commerce initiated a reengineering of the Commonwealth's investment project evaluation process in which all branches of the Commonwealth government participated. The first phase, completed in December 2006, evaluated and developed the model. Currently, the project is in second phase, which should be completed by the end of fiscal year 2007, and which consists of evaluating all laws, bylaws and management styles. The third phase - the implementation and measurement of the reengineering - is scheduled to start during the first semester of fiscal year 2008 and is expected to be completed the following fiscal year.

  Federal Tax Incentives. In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested the Joint Commission on Taxation (JCT) and the U.S. Government Accountability Office (GAO) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections on their operations.

  In May 2006, the GAO published its study titled "Fiscal Relations with the Federal Government and Economic Trends during the Phaseout of the Possessions Tax Credit." The GAO study found that Puerto Rico's per capita gross domestic product and gross national product were significantly lower compared to U.S. averages, and that the absolute gap between the per capita gross national product of Puerto Rico residents and that of U.S. residents has increased. The GAO study further found that, although the value-added by U.S. companies claiming the possessions tax credit decreased by about two-thirds during the period from 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the U.S., they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the U.S. Congress decide which economic development initiatives will best suit Puerto Rico's current situation.

  In June 2006, the JCT published a pamphlet entitled "An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options" (JCT Report). The JCT Report provides an overview of the tax and non-tax rules applicable to U.S. possessions, the special tax rules applicable to Puerto Rico, and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations of the JCT, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax policies aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the U.S. and Puerto Rico, which policies are likely to induce businesses to relocate from the U.S. to Puerto Rico.

  Recently, the U.S. Congress approved legislation to extend to production activities that take place in Puerto Rico the benefit of Section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

  Industrial Incentives Program. Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

  The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

  Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

  Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

  The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation's stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties, and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

  Tourism Incentives Program. For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

  As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Tourism Development Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,900 new hotel rooms.

  Incentives under the U.S. Code. U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

  The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

  As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

  Controlled Foreign Corporations. Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

  CFCs operate under transfer pricing rules for intangible income that are different from those applicable to U.S. corporations operating under Section 936 of the U.S. Code (Section 936 Corporations). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

  Recently, the U.S. Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs.

  Public Sector Debt

  Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

  Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes, and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not "available resources" under the Constitutional provisions relating to the Bonds.

  All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody's and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law ("non-eligible investments")). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

  Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $768,843,250 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($768,843,250) is equal to 9.21% of $8,346,104,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2005 and June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B and the above portion of the Public Improvement Bonds of 2006, Series A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.186% and future maximum annual debt service for the Commonwealth's outstanding general obligation debt would be $680,742,340 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (PRASA) guaranteed bonds have been paid by PRASA since fiscal year 2006 and, thus, such payments are not now included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

  The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

  Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

  On May 22, 2007, Moody's Investors Service (Moody's) confirmed its "Baa3" and "Bal" rating on the Commonwealth's general obligation debt and its appropriation debt, respectively, and its negative ratings outlook thereon.

  On May 22, 2007, Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P), lowered its rating on the Commonwealth's general obligation debt to "BBB-", changed its negative ratings outlook thereon to stable, and confirmed its "BBB-" rating on the Commonwealth's appropriation debt.

  As of May 31, 2007, $2.83 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for these bonds.

  As of May 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, GDB held approximately $86.3 million of the Port of the Americas Authority's outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $713.8 million. This amount consisted of $277.8 million in revenue bonds sold to the public, $209.1 million in bonds issued to the U.S. Department of Agriculture, Rural Development, and $226.8 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. PRASA has resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

  Retirement Systems

  Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

  The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

  The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Substantially all active teachers of the Commonwealth's Department of Education are covered by Act No. 91 of March 29, 2004 which superseded Act No. 218 of 1951. The new law establishes that: (i) the Teachers Retirement System's active employees as of March 29, 2004 (not public school teachers or other Education Department employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System; (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System; and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth, its municipalities and instrumentalities. As of March 30, 2007, the total number of participants, including active participants and retirees, in the three systems was as follows: Employees Retirement System, 274,060; Teachers Retirement System, 77,500 (June 30, 2006 datum); and Judiciary Retirement System, 691. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, and investment income.

  The central government is responsible for approximately 62% of total employer contributions to the Employees Retirement System, and the other 38% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

  According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

  According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

  Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

  The Teachers Retirement System is seeking reimbursement from the Commonwealth's Office of Management and Budget (OMB) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System's interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

  In February 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the Employees Retirement System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

  In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

  The law approving the sale of a controlling interest in Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc. (Verizon)) provides that any future proceeds received by the government from the sale of its then remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System. The Commonwealth has decided to exercise its tag-along rights in connection with the sale by Verizon of its PRTC stock to Sercotel. As a result of the exercise of such rights, the Employees Retirement System received in June 2007 approximately $529 million from the sale of its remaining stock participation in PRTC.

  Historically, the Employees Retirement System achieved a return on investment of less than 2% on the PRTC stock, while the average return of the other assets in its portfolio was approximately 10.8%. In order to improve its funding ratio and address its continuing cash shortfalls, the Employees Retirement System intends to use the proceeds received from the sale of the PRTC stock to acquire other, higher-yield assets, such as personal and mortgage loans to participants of the System.

  The Employees Retirement System's disbursements of benefits during fiscal years 2003 through 2006 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year's cash shortfalls.

  The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds.

  In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System's funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets as described above. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.


  Major Sources of General Fund Revenues

  Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

  Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

  Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

  Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

  Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

  In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity's income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

  Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of real estate investment trusts (REITs) received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

  In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

  The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

  Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

  Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

  Sales and Use Taxes. The Sales Tax (see "Tax Reform") is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and is projected to generate for the General Fund approximately $911 million for fiscal year 2008 and approximately $576 million for fiscal year 2007.

  Excise Taxes. The P.R. Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.


  Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

  Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales, and receipts from public corporations in lieu of taxes.

  Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is currently returned to the Treasury through December 31, 2007.

  Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

  Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (CRIM), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

  Collections of Income and Excise Taxes

  The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses; (ii) computerizing the processing of tax returns; and (iii) identifying and eliminating taxpayer evasion. With the elimination of the general excise tax in October 2006, Treasury excise tax personnel have been reassigned to monitor compliance with the new sales tax.

  Tax Reform

  Act No. 117 of July 4, 2006 (Act 117) amended the P.R. Code to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government ("Central Government Sales Tax"). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% ("Municipal Sales Tax" and, together with the Central Government Sales Tax, "Sales Tax"). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

  The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations provided therein. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property.

  Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

  The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.3% out of the total 7% Sales Tax); (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, will receive one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax); and (iii) the General Fund will receive the balance of the Sales Tax (equivalent to a tax of 4.7% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections are $191 million and $576 million. The increase in revenues to be generated by the Sales Tax will be partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

  Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (Transition Period). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with "built-in" gains associated to capital assets held for periods in excess of six months (Special Capital Gains Tax). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.


  Federal Grants

  Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $4.047 billion for fiscal year 2007, a decrease of $8.6 million, or 0.2%, from fiscal year 2006.

  Budget of the Commonwealth

  The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

  The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

  The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

  Fiscal Reform. On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (Fiscal Reform Legislation). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch's discretion and through the use of the Executive Branch's prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged

  Financial Control and Adjustment Procedures. Revenue estimates for budgetary purposes are prepared by the Treasury, except for estimates of federal grants, which are prepared by OMB based on information received from the various departments and other recipients of such grants. Revenue and federal grant estimates are under continuous review and, if necessary, are revised at least quarterly during the fiscal year. Fiscal control over expenditures is exercised by the Governor, through the Director of OMB, and the Secretary of the Treasury. Monthly reviews and expenditure cut-off procedures are followed to prevent expenditures in excess of appropriations.

  During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority; first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare and retirement systems; and fourth, all other purposes.

  A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of June 30, 2007, the Budgetary Fund balance was $300,000.

  An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended in 2003 to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of June 30, 2007, the balance in the Emergency Fund was less than $1 million.

  Appropriations. In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico and to the municipalities.

  For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 56% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

  Budget for Fiscal Year 2007. The consolidated budget for fiscal year 2007 totals $26.5 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $108 million over actual expenditures for fiscal year 2006.

  Projected expenses and capital improvements of all budgetary funds total $14.3 billion, a decrease of approximately $1.3 billion from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $57.7 million), Transportation and Communication (up $11.6 million), economic development (up $24.8 million), public safety and protection (up $36.1 million), debt service on Commonwealth's general obligation and guaranteed debt (up $400.7 million), and decreases in housing (down $70.4 million), health (down $216.9 million), education (down $126 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $488.4 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Dedicated Sales Tax Fund. Amounts not covered by the Dedicated Sales Tax Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

  The Commonwealth has authorized the issuance of $500 million of general obligation bonds for fiscal year 2007.

  Budget for Fiscal Year 2008. The consolidated budget for fiscal year 2008 totals $26.7 billion. Of this amount, $14.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents a decrease of $261 million over approved expenditures for fiscal year 2007.

  Projected expenses and capital improvements of all budgetary funds total $14.1 billion, a decrease of approximately $0.2 billion from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in special pension contribution (up $24.1 million), public safety and protection (up $22.7 million), transportation and communication (up $1.5 million), and other debt service (up $5.9 million), and decreases in welfare (down $122.3 million), debt service on Commonwealth's general obligation and guaranteed debt (down $61.5 million), education (down $42.5 million), health (down $33.4 million), contributions to municipalities (down $26.3 million), economic development (down $24.9 million), and general government (down $3.8 million).

  The Governor has proposed the issuance of $425 million of general obligation bonds for fiscal year 2008, but such bonds have not yet been authorized.


  PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

  The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  The Selection of Brokers

  In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

  Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

  FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Hard Dollar Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

  Affiliated Transactions

  FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

  The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

  Trade Allocation

  Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended February 29, 2008 and February 28, 2007, the fund's portfolio turnover rates were 27% and 23%, respectively.

  The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
February 29, 2008	$ 4,380	 0.00%
February 28, 2007	$ 1,360	 0.00%
February 28, 2006	$ 480	 0.00%

  During the fiscal year ended February 29, 2008, the fund paid no brokerage commissions to firms for providing research services.

  VALUATION

  The class's NAV is the value of a single share. The NAV of California Municipal Income is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

  Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

  Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

  The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

  The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  California Tax Matters. As long as a fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise tax.

  Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

  Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

  Year of Election or Appointment: 1983

  Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

  Year of Election or Appointment: 2007

  Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

  Year of Election or Appointment: 2005

  Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

  Year of Election or Appointment: 2006

  Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

  Year of Election or Appointment: 2004

  Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

  Year of Election or Appointment: 2007

  Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

  Year of Election or Appointment: 2001

  Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

  Year of Election or Appointment: 2000

  Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

  Year of Election or Appointment: 2005

  Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

  Year of Election or Appointment: 2002

  Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

  Year of Election or Appointment: 2005

  Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

  Advisory Board Members and Executive Officers**:

  Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

  Year of Election or Appointment: 2003

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

  Year of Election or Appointment: 2007

  President and Treasurer of California Municipal Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (52)

  Year of Election or Appointment: 2006

  Vice President of California Municipal Income. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Thomas J. Silvia (46)

  Year of Election or Appointment: 2005

  Vice President of California Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (59)

  Year of Election or Appointment: 1998

  Secretary of California Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

  Year of Election or Appointment: 2008

  Assistant Secretary of California Municipal Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

  Year of Election or Appointment: 2006

  Anti-Money Laundering (AML) officer of California Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

  Year of Election or Appointment: 2006

  Chief Financial Officer of California Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

  Year of Election or Appointment: 2004

  Chief Compliance Officer of California Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

  Year of Election or Appointment: 2005

  Deputy Treasurer of California Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

  Year of Election or Appointment 2005

  Deputy Treasurer of California Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

  Year of Election or Appointment: 2005

  Assistant Treasurer of California Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

  Year of Election or Appointment: 2004

  Assistant Treasurer of California Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

  Year of Election or Appointment: 2007

  Assistant Treasurer of California Municipal Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

  Year of Election or Appointment: 2005

  Assistant Treasurer of California Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

  ** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The Board of Trustees has established three Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Mr. Dirks), the Equity II Committee (composed of Messrs. Stavropoulos (Chair), and Lautenbach), and the Fixed-Income and Asset Allocation Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier and Ms. Knowles). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and Asset Allocation Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues. The Equity I Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to November 2007, the three Fund Oversight Committees were the Equity Committee; the Fixed-Income, International, and Special Committee; and the Select and Asset Allocation Committee. During the fiscal year ended February 29, 2008, the Equity Committee held eight meetings, the Fixed-Income, International, and Special Committee held nine meetings, the Select and Asset Allocation Committee held eight meetings, the Equity I Committee held two meetings, the Equity II Committee held three meetings, and the Fixed-Income and Asset Allocation Committee held three meetings.

  The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small) and the Fixed-Income Contract Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 29, 2008, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held four meetings.

  The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended February 29, 2008, the Shareholder, Distribution and Brokerage Committee held 12 meetings.

  The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 29,2008, the committee held 11 meetings.

  The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 29, 2008, the committee held seven meetings.

  The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2007.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	James C. Curvey
California Municipal Income	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
California Municipal Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
California Municipal Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

  The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 29, 2008, or calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr	George H. Heilmeier	Arthur E. Johnson[2]	James H. Keyes	Marie L. Knowles	Alan J. Lacy[3]
California Municipal Income	$ 421	$ 404	$ 411	$ 73	$ 409	$ 479	$ 73
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 370,250	$ 356,750	$ 360,750	$ 0	$ 359,250	$ 422,750	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	David M. Thomas[5]	Michael E. Wiley[6]	Kenneth L. Wolfe
California Municipal Income	$ 556	$ 265	$ 411	$ 480	$ 176	$ 176	$ 415
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 494,750	$ 179,250	$ 365,750	$ 418,500	$ 97,500	$ 97,500	$ 366,250

  1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

  2 Effective January 1, 2008, Mr. Arthur E. Johnson serves as a Member of the Advisory Board.

  3 Effective January 1, 2008, Mr. Lacy serves as a Member of the Advisory Board.

  4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

  5 Effective October 1, 2007, Mr. Thomas serves as a Member of the Advisory Board.

  6 Effective October 1, 2007, Mr. Wiley serves as a Member of the Advisory Board.

  A Reflects compensation received for the calendar year ended December 31, 2007 for 373 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2007, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $158,875; Albert R. Gamper, Jr., $155,125; George H. Heilmeier, $155,125; James H. Keyes, $155,125; Marie L. Knowles, $170,125; Ned C. Lautenbach, $205,125; Cornelia M. Small, $155,125; William S. Stavropoulos, $161,375; and Kenneth L. Wolfe, $155,125. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $37,576.

  As of February 29, 2008, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

  As of February 29, 2008, the following owned of record and/or beneficially 5% or more of California Municipal Income's outstanding shares:

  Fidelity Advisor California Municipal Income Fund: Class A: Wells Fargo Bank, San Francisco, CA 21.66%; Ameriprise Financial Corporation, Minneapolis, MN, 19.28%; Merrill Lynch, Jacksonville, FL, 15.22%; Citigroup, Inc., New York, NY, 5.20%.

  Fidelity Advisor California Municipal Income Fund: Class T: Raymond James & Associates, Inc., Port Charlotte, FL, 20.08%; Protected Investors of America, San Francisco, CA, 14.58%; Wells Fargo Bank, San Francisco, CA, 11.66%; Oak Tree Securities, Walnut Creek, CA, 10.35%; Ameriprise Financial Corporation, Minneapolis, MN, 6.91%.

  Fidelity Advisor California Municipal Income Fund: Class B: Merrill Lynch, Jacksonville, FL, 37.43%; Wells Fargo Bank, San Francisco, CA, 9.38%, Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC, 7.76%; TD Ameritrade Clearing Inc., Omaha, NE, 7.57%.

  Fidelity Advisor California Municipal Income Fund: Class C: Merrill Lynch, Jacksonville, FL, 22.44%; Citigroup, Inc., New York, NY, 9.56%; Wells Fargo Bank, San Francisco, CA, 8.09%; BankAmerica Corp., Charlotte, NC, 6.68%; LPL Financial, San Diego, CA, 6.01%; A.G. Edwards, Saint Louis, MO, 5.95%; Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC, 5.50%.

  Fidelity Advisor California Municipal Income Fund: Institutional Class: Wells Fargo Bank, San Francisco, CA, 48.21%; Coast Wealth Management, San Clemente, CA, 30.31%; Merrill Lynch, Jacksonville, FL, 12.36%.

  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities through out the world.

  FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

  MANAGEMENT CONTRACT

  The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-	6	.3400	 50	.2188
6	-	9	.3100	 100	.1869
9	-	12	.2800	 150	.1736
12	-	15	.2500	 200	.1652
15	-	18	.2200	 250	.1587
18	-	21	.2000	 300	.1536
21	-	24	.1900	 350	.1494
24	-	30	.1800	 400	.1459
30	-	36	.1750	 450	.1427
36	-	42	.1700	 500	.1399
42	-	48	.1650	 550	.1372
48	-	66	.1600	 600	.1349
66	-	84	.1550	 650	.1328
84	-	120	.1500	 700	.1309
120	-	156	.1450	 750	.1291
156	-	192	.1400	 800	.1275
192	-	228	.1350	 850	.1260
228	-	264	.1300	 900	.1246
264	-	300	.1275	 950	.1233
300	-	336	.1250	 1,000	.1220
336	-	372	.1225	 1,050	.1209
372	-	408	.1200	 1,100	.1197
408	-	444	.1175	 1,150	.1187
444	-	480	.1150	 1,200	.1177
480	-	516	.1125	 1,250	.1167
516	-	587	.1100	 1,300	.1158
587	-	646	.1080	 1,350	.1149
646	-	711	.1060	 1,400	.1141
711	-	782	.1040	 1,450	.1132
782	-	860	.1020	 1,500	.1125
860	-	946	.1000	 1,550	.1117
946	-	1,041	.0980	 1,600	.1110
1,041	-	1,145	.0960	 1,650	.1103
1,145	-	1,260	.0940	 1,700	.1096
1,260	-	1,386	.0920	 1,750	.1089
1,386	-	1,525	.0900	 1,800	.1083
1,525	-	1,677	.0880	 1,850	.1077
1,677	-	1,845	.0860	 1,900	.1070
Over		1,845	.0840	 1,950	.1065
				 2,000	.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,324 billion of group net assets - the approximate level for February 2008 - was 0.1154%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,324 billion.

  The fund's individual fund fee rate is 0.2500%. Based on the average group net assets of the funds advised by FMR for February 2008, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
California Municipal Income	0.1154%	+	0.2500%	=	0.3654%

  One-twelfth of the management fee rate, is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FMR management fees of $5,980,250, $5,872,285, and $5,883,909, respectively.

  FMR may, from time to time, voluntarily reimburse all or a portion of the class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by California Municipal Income will lower its returns and yield.

  Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement, FMR, and not the fund, pays FIMM's fees.

  Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities. Under the terms of the master international fixed-income research agreement, FIMM, and not the fund, pays FIIA. Under the terms of the fixed-income sub-research agreement, FIIA, and not the fund, pays FIIA(U.K.)L.

  Sub-Adviser - FRAC. On behalf of the fund, FMR, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FIMM, and not the fund, agree, in the aggregate, to pay FRAC.

  Jamie Pagliocco is the portfolio manager of California Municipal Income and receives compensation for his services. As of February 29, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of California Municipal Income is based on the fund's pre-tax investment performance measured against the Lehman Brothers® California Enhanced Municipal Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Pagliocco as of February 29, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,744	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes California Municipal Income ($1,594 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year end.

  As of February 29, 2008, the dollar range of shares of California Municipal Income beneficially owned by Mr. Pagliocco was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

   B. FMR Investment Compliance votes proxies. In the event an Investment Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the guidelines.

   E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Compliance. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

   A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

   B. Golden parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination.

   C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

   D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

   E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

   F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

   G. Large Capitalization Company - a company included in the Russell 1000® stock index.

   H. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

   I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

  FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than 5 years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

  4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

   7. The Board is not comprised of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

  1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

   3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion, except in the limited cases relating to death, disability, retirement, or change in control.

  4. Awards to non-employee directors are subject to management discretion.

   5. In the case of stock awards, the restriction period is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

  FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

  1. The shares are granted by a compensation committee composed entirely of independent directors; and

  2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

  B. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

  3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  4. The company's relative performance compared to other companies within the relevant industry or industries;

  5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  C. Employee Stock Purchase Plans

  FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  D. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  E. Executive Compensation

  FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A sunset provision of no greater than 5 years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  C. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  D. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  E. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.


  VII. Shares of Investment Companies

   A. When a Fidelity Fund invests in an underlying Fidelity fund with public shareholders, an Exchange Traded Fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

   B. Certain Fidelity Funds may invest in shares of underlying Fidelity funds, which are held exclusively by Fidelity funds or accounts managed by FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

  The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

  Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

  Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund, or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

  The fund has entered into a transfer agent agreement with Citibank, N. A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for shares of the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for shares of the fund and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of California Municipal Income's average daily net assets. The position fees are subject to increase based on postage rate changes.

  FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or fund of fund's assets that is invested in the fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC) an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for shares of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for the fund are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FSC pricing and bookkeeping fees of $306,618, $314,276, and $315,417, respectively.

  DESCRIPTION OF THE TRUST

  Trust Organization. Fidelity California Municipal Income Fund is a fund of Fidelity California Municipal Trust, an open-end management investment company created under an initial declaration of trust dated April 28, 1983. On August 15, 2005, Fidelity California Municipal Income Fund changed its name from Spartan® California Municipal Income Fund to Fidelity California Municipal Income Fund. Currently, there are two funds offered in the trust: Fidelity California Municipal Income Fund and Fidelity California Short-Intermediate Tax-Free Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

  The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

  Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

  Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustee may reorganize, terminate, merge, or sell all or portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

  FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

  FINANCIAL STATEMENTS

  The fund's financial statements and financial highlights for the fiscal year ended February 29, 2008, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3 (c)(7) of the 1940 Act.

  FUND HOLDINGS INFORMATION

  The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

  The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  This information will be available on the web site until updated for the next applicable period.

  The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and its affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); and Anacomp Inc. (full or partial holdings daily, on the next business day).

  FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

  There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  APPENDIX

  Fidelity Investments & (Pyramid) Design, Fidelity, and Spartan are registered trademarks of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Fidelity Advisor

  California Municipal Income

  Fund

  Class A

  (Fund 1099)

  Class T

  (Fund 1102)

  Class B

  (Fund 1100)

  Class C

  (Fund 1101)

  Prospectus

  April 29, 2008

  Class A, Class T, Class B, and

  Class C are classes of Fidelity®

  California Municipal Income Fund

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

  Prospectus

  Fund Summary

  Investment Summary

  Investment Objective

  The fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

    Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and California personal income taxes.
    Managing the fund to have similar overall interest rate risk to a California bond index.
    Allocating assets across different market sectors and maturities.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
    Engaging in transactions that have a leveraging effect on the fund.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
    Geographic Concentration. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
    Leverage Risk. Leverage can increase market exposure and magnify investment risks.

  In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  Performance

  The following information is intended to help you understand the risks of investing in Fidelity® California Municipal Income Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class A and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each class of the fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

  Prospectus

  Fund Summary - continued

  Year-by-Year Returns

  The returns in the chart do not include the effect of Class A's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Fidelity Advisor California Municipal Income Fund - Class A*
Calendar Years	2003	2004	2005	2006	2007
	4.76%	4.74%	3.53%	4.38%	2.64%



During the periods shown in the chart for Class A of the fund:	Returns	Quarter ended
Highest Quarter Return	 4.01%	September 30, 2004
Lowest Quarter Return	 -2.67%	June 30, 2004
Year-to-Date Return	 -1.12%	March 31, 2007

  Average Annual Returns

  The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  Prospectus

For the periods ended December 31, 2007	Past 1 year	Past 5 years	Life of class
Fidelity Advisor California Municipal Income Fund
Class A* - Return Before Taxes	 -1.46%	 3.16%	 3.48%A
 Return After Taxes on Distributions	 -1.56%	 3.01%	 3.33%A
 Return After Taxes on Distributions and Sale of Fund Shares	 0.42%	 3.25%	 3.52%A
Class T - Return Before Taxes	 -1.41%	 3.06%	 3.43%A
Class B - Return Before Taxes	 -2.98%	 2.86%	 3.32%A
Class C - Return Before Taxes	 0.95%	 3.12%	 3.37%A
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 3.36%	 4.30%	 4.60%B
Lehman Brothers CA Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.89%	 4.48%	 4.73%
LipperSM CA Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 0.42%	 3.61%	--

  A From August 1, 2002.

  B From August 31, 2002.

  * The year to year returns in the chart and after tax returns in the table were changed to Class A for consistency with other fund materials.

  Lehman Brothers® Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

  Lehman Brothers California Enhanced Municipal Bond Index is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of one year or more.

  The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund.

  Prospectus

  Fund Summary - continued

  Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	4.00%B	4.00%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.50%	0.50%	0.50%	0.50%

  A The actual sales charge may be higher due to rounding.

  B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

  C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

  D A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

  E The actual contingent deferred sales charge may be higher due to rounding.

  F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 0.75% to 0%.

  G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

  H Declines over 6 years from 5.00% to 0%.

  I On Class C shares redeemed less than one year after purchase.

  Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.37%	0.37%	0.37%	0.37%
Distribution and/or Service (12b-1) fees	0.25%A	0.25%	0.90%	1.00%
Other expenses	0.11%	0.12%	0.14%	0.13%
Total annual class operating expensesB	0.73%	0.74%	1.41%	1.50%

  A Based on historical expenses, adjusted to reflect current fees.

  B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
0.80%	4/1/07	0.80%	8/1/02	1.45%	8/1/02	1.55%	8/1/02

  These arrangements may be discontinued by FMR at any time.

  Prospectus

  This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 472	$ 472	$ 473	$ 473	$ 644	$ 144	$ 253	$ 153
3 years	$ 624	$ 624	$ 627	$ 627	$ 746	$ 446	$ 474	$ 474
5 years	$ 790	$ 790	$ 795	$ 795	$ 971	$ 771	$ 818	$ 818
10 years	$ 1,270	$ 1,270	$ 1,282	$ 1,282	$ 1,418A	$ 1,418A	$ 1,791	$ 1,791

  A Reflects conversion to Class A shares after a maximum of seven years.

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  The fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

  Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and California personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and California personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  FMR uses a California bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of California investment-grade fixed-rate municipal bonds, is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments.

  Prospectus

  Fund Basics - continued

  FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

  In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities. FMR may invest the fund's assets in municipal debt securities by investing in other funds.

  If FMR's strategies do not work as intended, the fund may not achieve its objective.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Principal Investment Risks

  Many factors affect the fund's performance. Because FMR concentrates the fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  Prospectus

  The following factors can significantly affect the fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

  Geographic Concentration. Investors will be exposed to risks associated with the unique aspects of California's economy, political system and government financing structures. As of early 2008, the State's economy was suffering from job losses and reduced growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction, with an economic turn-around not expected until 2009. The Governor reported in January 2008 that General Fund revenues were significantly lower than projected when the 2007-08 Budget Act was adopted, and actions would be needed to close an estimated $14.5 billion budget gap through the 2008-09 fiscal year. Subsequent actions reduced the Governor's projected gap to about $7 billion, but this did not reflect weaker revenue results after the Governor's January 2008 report, which indicated a $1-2 billion larger shortfall. Structural imbalances in the State budget will remain in future years and the State may face cash flow difficulties if a State budget is not adopted in a timely manner in the summer of 2008.

  Prospectus

  Fund Basics - continued

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

  In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or California personal income tax.

  Prospectus

  Fundamental Investment Policies

  The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

  The fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

  Valuing Shares

  The fund is open for business each day the New York Stock Exchange (NYSE) is open.

  A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

  NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

  The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Prospectus

  Shareholder Information

  Buying and Selling Shares

  General Information

  You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

  You should include the following information with any order to buy, sell, or exchange shares:


  Your name;


  Your account number;


  Name of fund whose shares you want to buy or sell; and


  Dollar amount or number of shares you want to buy or sell.

  Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
Through regular investment plansA	$100
To Add to an Account	$100
Minimum Balance	$1,000

  A An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

  There is no minimum account balance or initial or subsequent purchase minimum for certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

  Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

  Purchase amounts of more than $49,999 will not be accepted for Class B shares.

  Excessive Trading Policy

  The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Prospectus

  Shareholder Information - continued

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Prospectus

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

  Prospectus

  Shareholder Information - continued

  Other Information about the Excessive Trading Policy

  The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

  For Class B or Class C, the price to buy one share is the class's NAV. Class B or Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

  If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

  The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

  The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  Your investment professional can help you choose the class of shares that best suits your investment needs.

  Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

  Prospectus

  It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

  The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next offering price or NAV, as applicable, calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

  Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

  Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the redemption fee (short-term redemption fee), if applicable, and any applicable CDSC.

  If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

  Prospectus

  Shareholder Information - continued

  The fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions related to death or due to a divorce decree.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

  Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

  It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

  The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, and any applicable CDSC, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

    You wish to sell more than $100,000 worth of shares;
    The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;

  Prospectus

    You are requesting that a check be mailed to a different address than the record address;
    You are requesting that redemption proceeds be paid to someone other than the account owner; or
    The redemption proceeds are being transferred to a Fidelity account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
    You will not receive interest on amounts represented by uncashed redemption checks.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  Prospectus

  Shareholder Information - continued

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

  Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

    Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

  Trust

    Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

  Business or Organization

    Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
    Include a corporate resolution with corporate seal or a signature guarantee.

  Executor, Administrator, Conservator, Guardian

    Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

  Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

    Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

  Trust

    Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

  Business or Organization

    Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
    Include a corporate resolution with corporate seal or a signature guarantee.

  Executor, Administrator, Conservator, Guardian

    Visit your investment professional for instructions.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

  As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

  Prospectus

  As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

  As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

  However, you should note the following policies and restrictions governing exchanges:

    The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
    Before exchanging into a fund or class, read its prospectus.
    The fund or class you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The fund may terminate or modify the exchange privileges in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Account Features and Policies

  Features

  The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

  Prospectus

  Shareholder Information - continued

  Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

    To transfer money between a bank account and your fund account.
    You can use electronic funds transfer to:

  - - Make periodic (automatic) purchases of shares.

  - - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and your fund account.

  Automatic Transactions: periodic (automatic) transactions

    To make contributions from your fund account to your Fidelity Advisor IRA.
    To sell shares of a Fidelity money market fund and simultaneously to buy Class A, Class T, Class B, or Class C shares of a Fidelity fund that offers Advisor classes of shares.

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
    Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

  Prospectus

  You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

  If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

  The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

  Earning Dividends

  The fund only processes purchase and redemption requests on days it's open for business.

  When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

  Shares sold through an investment professional using the National Security Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

  Prospectus

  Shareholder Information - continued

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

  1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

  3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

  Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  Tax Consequences

  As with any investment, your investment in the fund could have tax consequences for you.

  Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

  Prospectus

  For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or California personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and California personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

  As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

  As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

  Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

  FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

  Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

  Affiliates assist FMR with foreign investments:

    Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
    Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA(U.K.)L had approximately $13.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

  Jamie Pagliocco is manager of California Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Pagliocco.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Prospectus

  Fund Services - continued

  The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For February 2008, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

  The total management fee for the fiscal year ended February 29, 2008, was 0.37% of the fund's average net assets.

  FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended August 31, 2007.

  FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

  Fund Distribution

  The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

  FDC distributes each class's shares.

  Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

    sales charges and concessions
    distribution and/or service (12b-1) fees
    finder's fees
    payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

  Prospectus

  These payments are described in more detail on the following pages and in the SAI.

  You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

  FDC collects the sales charge.

  As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

  The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

  Sales Charges and Concessions - Class A

Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999B	 4.00%	 4.17%	 3.75%
$50,000 to $99,999	 3.75%	 3.90%	 3.50%
$100,000 to $249,999	 3.00%	 3.09%	 2.75%
$250,000 to $499,999	 2.25%	 2.30%	 2.00%
$500,000 to $999,999	 1.75%	 1.78%	 1.50%
$1,000,000 to $3,999,999	 None	 None	 0.75%C
$4,000,000 to $24,999,999	 None	 None	 0.50%C
$25,000,000 or more	 None	 None	 0.25%C

  A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  B Purchases of $5.00 or less will not pay a sales charge.

  C Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

  Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	0.75%
1 year to less than 2 years	0.50%
2 years or more	0.00%

  A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

  Prospectus

  Fund Services - continued

  Sales Charges and Concessions - Class T

Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	 4.00%	 4.17%	 3.75%
$50,000 to $99,999	 3.75%	 3.90%	 3.50%
$100,000 to $249,999	 3.00%	 3.09%	 2.75%
$250,000 to $499,999	 2.25%	 2.30%	 2.00%
$500,000 to $999,999	 1.75%	 1.78%	 1.50%
$1,000,000 or more	 None	 None	 0.25%B

  A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  B Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

  Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

  Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

  Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

  Prospectus

  Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

  Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Advisor Diversified Stock Fund and Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

  Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

  Prospectus

  Fund Services - continued

  Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

  Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

  A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

  Prospectus

  When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

  Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

  Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

  Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

  The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

  A front-end sales charge will not apply to the following Class A shares:

  1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

  2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

  3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

  Prospectus

  Fund Services - continued

  4. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

  5. Purchased by the Fidelity Investments Charitable Gift Fund;

  6. Purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

  7. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department health savings account programs.

  A front-end sales charge will not apply to the following Class T shares:

  1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

  2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

  3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

  4. Purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

  5. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

  6. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

  Prospectus

  7. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

  8. Purchased by the Fidelity Investments Charitable Gift Fund;

  9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

  10. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

  11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

  12. Purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program; or

  13. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department health savings account programs.

  Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

  The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

  1. For disability or death;

  2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

  3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

  4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

  5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

  6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

  Prospectus

  Fund Services - continued

  7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

  8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

  9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.


  To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

  You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

  Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

  Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

  Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

  Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund.

  Prospectus

  Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

  Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

  To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

  Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

  Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

  Prospectus

  Fund Services - continued

  In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

  Except as provided below, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

  Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

  In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

  FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

  Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

  In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

  FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

  Prospectus

  Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

  In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

  Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

  For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

  Any fees paid out of each class's assets on an ongoing basis pursuant to the Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

  In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  The financial highlights tables are intended to help you understand each class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

  Fidelity Advisor California Municipal Income Fund - Class A

Years ended February 28,	2008 E	2007	2006	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.41	$ 12.46	$ 12.56	$ 12.84	$ 12.76
Income from Investment Operations
Net investment income C 	 .457	 .478	 .490	 .505	 .521
Net realized and unrealized gain (loss) 	 (.711)	 .050	 (.025)	 (.149)	 .248
Total from investment operations 	 (.254)	 .528	 .465	 .356	 .769
Distributions from net investment income 	 (.457)	 (.483)	 (.490)	 (.501)	 (.517)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.526)	 (.578)	 (.565)	 (.636)	 (.689)
Redemption fees added to paid in capital C, F 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.63	$ 12.41	$ 12.46	$ 12.56	$ 12.84
Total Return A, B 	 (2.15)%	 4.36%	 3.78%	 2.92%	 6.25%
Ratios to Average Net Assets D
Expenses before reductions 	 .73%	 .64%	 .65%	 .66%	 .65%
Expenses net of fee waivers, if any 	 .73%	 .64%	 .65%	 .66%	 .65%
Expenses net of all reductions 	 .70%	 .62%	 .62%	 .65%	 .65%
Net investment income 	 3.76%	 3.88%	 3.93%	 4.04%	 4.12%
Supplemental Data
Net assets, end of period (in millions) 	$ 20	$ 13	$ 11	$ 7	$ 6
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Total returns do not include the effect of the sales charges.

  C Calculated based on average shares outstanding during the period.

  D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  E For the year ended February 29.

  F Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  Fidelity Advisor California Municipal Income Fund - Class T

Years ended February 28,	2008 E	2007	2006	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.43	$ 12.48	$ 12.58	$ 12.86	$ 12.79
Income from Investment Operations
Net investment income C 	 .458	 .466	 .477	 .492	 .508
Net realized and unrealized gain (loss) 	 (.712)	 .048	 (.027)	 (.150)	 .237
Total from investment operations 	 (.254)	 .514	 .450	 .342	 .745
Distributions from net investment income 	 (.457)	 (.469)	 (.475)	 (.487)	 (.503)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.526)	 (.564)	 (.550)	 (.622)	 (.675)
Redemption fees added to paid in capital C, F 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.65	$ 12.43	$ 12.48	$ 12.58	$ 12.86
Total Return A, B 	 (2.15)%	 4.24%	 3.66%	 2.80%	 6.04%
Ratios to Average Net Assets D
Expenses before reductions 	 .74%	 .75%	 .77%	 .77%	 .76%
Expenses net of fee waivers, if any 	 .74%	 .75%	 .77%	 .77%	 .76%
Expenses net of all reductions 	 .70%	 .72%	 .73%	 .76%	 .76%
Net investment income 	 3.75%	 3.77%	 3.81%	 3.93%	 4.01%
Supplemental Data
Net assets, end of period (in millions) 	$ 5	$ 5	$ 4	$ 3	$ 4
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Total returns do not include the effect of the sales charges.

  C Calculated based on average shares outstanding during the period.

  D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  E For the year ended February 29.

  F Amount represents less than $.001 per share.

  Prospectus

  Fidelity Advisor California Municipal Income Fund - Class B

Years ended February 28,	2008 E	2007	2006	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.40	$ 12.45	$ 12.55	$ 12.84	$ 12.76
Income from Investment Operations
Net investment income C 	 .376	 .383	 .394	 .409	 .426
Net realized and unrealized gain (loss) 	 (.712)	 .049	 (.026)	 (.159)	 .248
Total from investment operations 	 (.336)	 .432	 .368	 .250	 .674
Distributions from net investment income 	 (.375)	 (.387)	 (.393)	 (.405)	 (.422)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.444)	 (.482)	 (.468)	 (.540)	 (.594)
Redemption fees added to paid in capital C, F 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.62	$ 12.40	$ 12.45	$ 12.55	$ 12.84
Total Return A, B 	 (2.81)%	 3.57%	 2.99%	 2.06%	 5.46%
Ratios to Average Net Assets D
Expenses before reductions 	 1.41%	 1.41%	 1.42%	 1.42%	 1.41%
Expenses net of fee waivers, if any 	 1.41%	 1.41%	 1.42%	 1.42%	 1.41%
Expenses net of all reductions 	 1.37%	 1.39%	 1.39%	 1.41%	 1.40%
Net investment income 	 3.08%	 3.11%	 3.15%	 3.28%	 3.37%
Supplemental Data
Net assets, end of period (in millions) 	$ 5	$ 5	$ 5	$ 5	$ 5
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Total returns do not include the effect of the contingent deferred sales charge.

  C Calculated based on average shares outstanding during the period.

  D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  E For the year ended February 29.

  F Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  Fidelity Advisor California Municipal Income Fund - Class C

Years ended February 28,	2008 E	2007	2006	2005	2004 E
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.40	$ 12.44	$ 12.55	$ 12.83	$ 12.75
Income from Investment Operations
Net investment income C 	 .364	 .371	 .382	 .397	 .411
Net realized and unrealized gain (loss) 	 (.721)	 .061	 (.035)	 (.149)	 .248
Total from investment operations 	 (.357)	 .432	 .347	 .248	 .659
Distributions from net investment income 	 (.364)	 (.377)	 (.382)	 (.393)	 (.407)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.433)	 (.472)	 (.457)	 (.528)	 (.579)
Redemption fees added to paid in capital C, F 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.61	$ 12.40	$ 12.44	$ 12.55	$ 12.83
Total Return A, B 	 (2.98)%	 3.56%	 2.81%	 2.04%	 5.34%
Ratios to Average Net Assets D
Expenses before reductions 	 1.50%	 1.50%	 1.52%	 1.52%	 1.52%
Expenses net of fee waivers, if any 	 1.50%	 1.50%	 1.52%	 1.52%	 1.52%
Expenses net of all reductions 	 1.47%	 1.48%	 1.49%	 1.51%	 1.51%
Net investment income 	 2.99%	 3.02%	 3.06%	 3.18%	 3.25%
Supplemental Data
Net assets, end of period (in millions) 	$ 8	$ 10	$ 10	$ 11	$ 12
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Total returns do not include the effect of the contingent deferred sales charge.

  C Calculated based on average shares outstanding during the period.

  D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  E For the year ended February 29.

  F Amount represents less than $.001 per share.

  Prospectus

  Notes

  Notes

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Number, 811-03725

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  1.766652.107 ASCM-pro-0408

  Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Fidelity Advisor

  California Municipal Income

  Fund

  Institutional Class

  (Fund 1103)

  Prospectus

  April 29, 2008

  Institutional Class is a class of Fidelity® California Municipal Income Fund

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

  Prospectus

  Fund Summary

  Investment Summary

  Investment Objective

  The fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

    Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and California personal income taxes.
    Managing the fund to have similar overall interest rate risk to a California bond index.
    Allocating assets across different market sectors and maturities.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
    Engaging in transactions that have a leveraging effect on the fund.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
    Geographic Concentration. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
    Leverage Risk. Leverage can increase market exposure and magnify investment risks.

  In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  Performance

  The following information is intended to help you understand the risks of investing in Fidelity® California Municipal Income Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Institutional Class also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

  Prospectus

  Fund Summary - continued

  Year-by-Year Returns

Fidelity Advisor California Municipal Income Fund - Institutional Class
Calendar Years	2003	2004	2005	2006	2007
	4.93%	4.92%	3.69%	4.49%	2.86%



During the periods shown in the chart for Institutional Class of the fund:	Returns	Quarter ended
Highest Quarter Return	 4.05%	September 30, 2004
Lowest Quarter Return	 -2.62%	June 30, 2004
Year-to-Date Return	 -1.06%	March 31, 2008

  Average Annual Returns

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  Prospectus

For the periods ended December 31, 2007	Past 1 year	Past 5 years	Life of class
Fidelity Advisor California Municipal Income Fund
Institutional Class - Return Before Taxes	 2.86%	 4.18%	 4.45%A
 Return After Taxes on Distributions	 2.76%	 4.03%	 4.29%A
 Return After Taxes on Distributions and Sale of Fund Shares	 3.36%	 4.15%	 4.39%A
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 3.36%	 4.30%	 4.60%B
Lehman Brothers CA Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.89%	 4.48%	 4.73%
LipperSM CA Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 0.42%	 3.61%	--

  A From August 1, 2002.

  B From August 31, 2002.

  Lehman Brothers® Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

  Lehman Brothers California Enhanced Municipal Bond Index is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of one year or more.

  The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Institutional Class shares of the fund.

  Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

  A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

  Prospectus

  Fund Summary - continued

  Annual operating expenses (paid from class assets)

Institutional Class
Management fee	0.37%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.13%
Total annual class operating expensesA	0.50%

  A Effective August 1, 2002, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

  This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Institutional Class
1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  The fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

  Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and California personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and California personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  FMR uses a California bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of California investment-grade fixed-rate municipal bonds, is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments.

  Prospectus

  Fund Basics - continued

  FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

  In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities. FMR may invest the fund's assets in municipal debt securities by investing in other funds.

  If FMR's strategies do not work as intended, the fund may not achieve its objective.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Principal Investment Risks

  Many factors affect the fund's performance. Because FMR concentrates the fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  Prospectus

  The following factors can significantly affect the fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

  Geographic Concentration. Investors will be exposed to risks associated with the unique aspects of California's economy, political system and government financing structures. As of early 2008, the State's economy was suffering from job losses and reduced growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction, with an economic turn-around not expected until 2009. The Governor reported in January 2008 that General Fund revenues were significantly lower than projected when the 2007-08 Budget Act was adopted, and actions would be needed to close an estimated $14.5 billion budget gap through the 2008-09 fiscal year. Subsequent actions reduced the Governor's projected gap to about $7 billion, but this did not reflect weaker revenue results after the Governor's January 2008 report, which indicated a $1-2 billion larger shortfall. Structural imbalances in the State budget will remain in future years and the State may face cash flow difficulties if a State budget is not adopted in a timely manner in the summer of 2008.

  Prospectus

  Fund Basics - continued

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

  In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or California personal income tax.

  Prospectus

  Fundamental Investment Policies

  The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

  The fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

  Valuing Shares

  The fund is open for business each day the New York Stock Exchange (NYSE) is open.

  A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Institutional Class's NAV.

  NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

  The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Prospectus

  Shareholder Information

  Buying and Selling Shares

  General Information

  You may buy or sell Institutional Class shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

  You should include the following information with any order to buy, sell, or exchange shares:


  Your name;


  Your account number;


  Name of fund whose shares you want to buy or sell; and


  Dollar amount or number of shares you want to buy or sell.

  Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
Through regular investment plansA	$100
To Add to an Account	$100
Minimum Balance	$1,000

  A An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

  There is no minimum account balance or initial or subsequent purchase minimum for (i) investments through Portfolio Advisory ServicesSM , (ii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

  Excessive Trading Policy

  The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  Prospectus

  Shareholder Information - continued

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Prospectus

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

  Prospectus

  Shareholder Information - continued

  Other Information about the Excessive Trading Policy

  The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  Institutional Class shares are offered to:

  1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

  2. Insurance company separate accounts;

  3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

  4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

  5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

  6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity; and

  7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs.

  The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

  Prospectus

  Your shares will be bought at the next NAV calculated after your order is received in proper form.

  It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

  The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

  Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

  Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of Institutional Class is the class's NAV, minus the short-term redemption fee, if applicable.

  If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

  Prospectus

  Shareholder Information - continued

  The fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions related to death or due to a divorce decree.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

  It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

  The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

    You wish to sell more than $100,000 worth of shares;
    The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
    You are requesting that a check be mailed to a different address than the record address;

  Prospectus

    You are requesting that redemption proceeds be paid to someone other than the account owner; or
    The redemption proceeds are being transferred to a Fidelity account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
    You will not receive interest on amounts represented by uncashed redemption checks.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

  Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

    Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

  Trust

    Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

  Business or Organization

    Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
    Include a corporate resolution with corporate seal or a signature guarantee.

  Executor, Administrator, Conservator, Guardian

    Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

  Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

    Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

  Trust

    Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

  Business or Organization

    Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
    Include a corporate resolution with corporate seal or a signature guarantee.

  Executor, Administrator, Conservator, Guardian

    Visit your investment professional for instructions.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund or class, read its prospectus.
    The fund or class you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The fund may terminate or modify the exchange privilege in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Prospectus

  Account Features and Policies

  Features

  The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

  Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

    To transfer money between a bank account and your fund account.
    You can use electronic funds transfer to:

  - - Make periodic (automatic) purchases of shares.

  - - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and your fund account.

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
    Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

  Prospectus

  Shareholder Information - continued

  You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

  If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

  The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

  Earning Dividends

  The fund only processes purchase and redemption requests on days it's open for business.

  When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

  Shares sold through an investment professional using the National Security Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

  Prospectus

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

  1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

  3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

  Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  Tax Consequences

  As with any investment, your investment in the fund could have tax consequences for you.

  Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

  Prospectus

  Shareholder Information - continued

  For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or California personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity fund that offers Advisor classes of shares or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and California personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

  As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

  As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

  Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

  FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

  Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

  Affiliates assist FMR with foreign investments:

    Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
    Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA(U.K.)L had approximately $13.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

  Jamie Pagliocco is manager of California Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Pagliocco.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Prospectus

  Fund Services - continued

  The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For February 2008, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

  The total management fee for the fiscal year ended February, 29, 2008, was 0.37% of the fund's average net assets.

  FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended August 31, 2007.

  FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

  Fund Distribution

  The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

  FDC distributes Institutional Class's shares.

  Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

  Prospectus

  Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

  Selected Per-Share Data and Ratios

Years ended February 28,	2008 D	2007	2006	2005	2004D
Selected Per-Share Data
Net asset value, beginning of period 	$ 12.42	$ 12.47	$ 12.57	$ 12.85	$ 12.76
Income from Investment Operations
Net investment income B 	 .486	 .493	 .509	 .529	 .546
Net realized and unrealized gain (loss) 	 (.722)	 .049	 (.025)	 (.151)	 .254
Total from investment operations 	 (.236)	 .542	 .484	 .378	 .800
Distributions from net investment income 	 (.485)	 (.497)	 (.509)	 (.523)	 (.538)
Distributions from net realized gain 	 (.069)	 (.095)	 (.075)	 (.135)	 (.172)
Total distributions 	 (.554)	 (.592)	 (.584)	 (.658)	 (.710)
Redemption fees added to paid in capital B, E 	 -	 -	 -	 -	 -
Net asset value, end of period 	$ 11.63	$ 12.42	$ 12.47	$ 12.57	$ 12.85
Total Return A 	 (2.00)%	 4.48%	 3.94%	 3.10%	 6.51%
Ratios to Average Net Assets C
Expenses before reductions 	 .50%	 .53%	 .50%	 .47%	 .49%
Expenses net of fee waivers, if any 	 .50%	 .53%	 .50%	 .47%	 .49%
Expenses net of all reductions 	 .47%	 .50%	 .46%	 .47%	 .49%
Net investment income 	 3.99%	 3.99%	 4.08%	 4.23%	 4.28%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 10,930	$ 7,882	$ 2,143	$ 1,057	$ 264
Portfolio turnover rate 	 27%	 23%	 19%	 15%	 18%

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Calculated based on average shares outstanding during the period.

  C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

  D For the year ended February 29.

  E Amount represents less than $.001 per share.

  Prospectus

  Notes

  Notes

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Number, 811-03725

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

  Portfolio Advisory Services is a service mark of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  1.766651.107 ASCMI-pro-0408

  Fidelity Advisor California Municipal Income Fund

  Class A, Class T, Class B, Class C, and Institutional Class

  Classes of Fidelity® California Municipal Income Fund

  A Fund of Fidelity California Municipal Trust

  STATEMENT OF ADDITIONAL INFORMATION

  April 29, 2008

  This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

  To obtain a free additional copy of a prospectus or SAI, dated April 29, 2008, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at www.advisor.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding California	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  ASCM/ASCMI-ptb-0408
  1.766650.107

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Fidelity® California Municipal Income Fund (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are the fund's fundamental investment limitations set forth in their entirety.

  Senior Securities

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Borrowing

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

  Real Estate

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  Loans

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Pooled Funds

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

  For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  Short Sales

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  In addition to the fund's fundamental and non-fundamental limitations discussed above:


  The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

  Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

  Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap) and credit default swaps). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

  If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.


  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

  Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

  The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

  Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

  Overview

  A mild Statewide economic recession in the early 2000's (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000, led to several years of State budget deficits and a severe cash shortage by 2004. Between 2004 and mid-2007, the State's economy recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Problems with subprime mortgages and credit difficulties and a subsequent severe downturn in housing markets and construction activity appeared in 2007, and are projected to continue through 2008 with some recovery in 2009. While some parts of the State's economy have continued to perform well, overall economic growth, particularly job growth, slowed considerably, and is expected to remain weak in 2008.

  Positive economic results in the period 2004-2007 resulted in State revenues exceeding projections for three years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. Nevertheless, ongoing program obligations still exceeded baseline revenues (a "structural budget gap") and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. With the downturn in the economy in 2007, the Governor projected in January 2008 that the 2007-08 fiscal year will be several billion dollars out of balance, and that without corrective action, the combined budget deficit through June 30, 2009 would be $14.5 billion or more. The State Legislative Analyst's Office subsequently estimated the two-year budget gap would be closer to $16 billion, as revenues were expected to be somewhat lower than the Administration's projections.

  The Governor proposed several steps to address these shortfalls, including issuance of $3.3 billion of previously authorized deficit financing bonds, utilization of $1.5 billion set aside in a "rainy day" reserve, deferral of a scheduled $1.5 billion transfer to the "rainy day" reserve in 2008-09, and proposals for budget cuts totaling about $800 million in the 2007-08 fiscal year, still under way. Many of these steps were taken in early 2008, reducing the budget gap by over $7 billion. For 2008-09, the Governor has proposed balancing the budget largely with expenditure reductions, averaging 10 percent in virtually all areas of state government, including aid to schools and local governments, and health and welfare programs. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds. The current economic slowdown and projected reductions in State aid in 2008-09 have led to many local governments predicting substantial budget deficits in the coming year which may result in reductions in payroll and services. One city, Vallejo, announced in early 2008 that it was considering filing for Chapter 9 bankruptcy because of high labor costs and substantially reduced revenue due to the housing slump, but no action has been taken as of mid-March, 2008.

  Economic Factors

  California's economy is the largest among the 50 states and one of the largest 8 in the world. The State's population of about 37.8 million (July 1, 2007 estimate) represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

  Total personal income in the State, at an estimated $1,435 billion in 2006, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors.

  Following a mild recession in the early 2000's (though with sharp downturn in the high technology sector in the San Francisco Bay Area), modest job growth resumed in the second half of 2003 and continued through early 2007. Since then, job growth has slowed, although personal income is expected to continue to grow at around 4 percent in 2008, less than the 6.5 percent rate of the previous two years. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 and 2007 in both California and the nation, and the housing slump is continuing into 2008. New housing permits were down 37 percent in 2007, and sales of existing homes were down 26 percent, compared to the same period in 2006. Housing prices have dropped in many areas of the State. Auto sales in 2007 were also weak, and the combination of weak auto and housing markets, combined with other economic weakness, has led to a significant drop in taxable sales, with taxable sales for 2007 less than 1 percent higher than the previous year. In January, 2008, the State Department of Finance projected slow growth in the economy in 2008 with some strengthening in 2009. California's economic growth will remain tied to the overall national economy.

  Constitutional Limitations on Taxes, Other Charges and Appropriations

  Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

  Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $13.8 billion below the limit in 2006-07, and will be about $16.6 billion below its limit in 2007-08.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 15, 2008, the State had outstanding approximately $44.4 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.0 billion of general obligation bonds which were supported by other revenues, including $10.1 billion of economic recovery bonds payable from a special sales tax. As of March 15, 2008 the State had about $59.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $10.7 billion of authorized and unissued lease-purchase debt. This figure includes almost all of $42.7 billion of new general obligation bonds approved by the voters at the November 7, 2006 election and $7.4 billion of new lease-purchase debt approved by the Legislature in May, 2007 for new correctional facilities at the state and local level. In the 2006-07 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.15% of General Fund revenues. See also "Bond Ratings" below.

  In light of the substantial new bond authorizations approved by the voters and the Legislature in the past year, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. The State has projected that annual new issuance will total about $8.3 billion, $12 billion, $15.5 billion, $12.5 billion and $8.5 billion in the years 2007-08 through 2011-12, absent any additional bond approvals, which are likely to occur.

  Obligations of State Agencies

  A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.

  Recent Financial Results

  The principal sources of General Fund tax revenues in 2006-07 were the California personal income tax (54 percent of total tax revenues), the sales and use tax (29 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to represent about 14.4% of General Fund revenues in 2006-07 and about 14.4% in 2007-08.

  The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

  Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

  The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses in the early 2000's. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.7 billion in the 2007-08 fiscal year. The State will pay about $1.1 billion in the 2007-08 fiscal year for "pay as you go" funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study done in May, 2007 estimated that, absent setting aside funds for future costs, the State's unfunded liability for future health costs, as of June 30, 2007, was about $48 billion. The Administration expects to present options for dealing with these costs later in 2008. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.

  Balanced Budget Amendment

  On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

  The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. On January 10, 2008 the Governor declared such a fiscal emergency and called the Legislature into session to address budget shortfalls; no action had yet been taken as of February 6, 2008.

  The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

  A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

  State-local Fiscal Relations

  In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

  Recent Budgets Prior to 2006-07

  The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

  The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

  An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

  The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

  During fiscal year 2001-02, as the state and national economies fell into a mild recession and the stock markets dropped significantly, the state experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

  Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor's Budget in January, 2007, showed that the state experienced substantially more favorable results than were projected at the time the 2005-06 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

  Fiscal Year 2006-07 Budget

  The Budget Act for 2006-07 (the "2006 Budget Act") was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

  Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

  The 2006 Budget Act contained the following major General Fund components:

  1. Repayments and prepayments of prior obligations - The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

  2. Reduction of the operating deficit - The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

  3. Proposition 98 - The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent.

  4. K-12 Education - The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources was projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

  5. Higher Education - The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act included additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 remained at 2005-06 levels.

  6. Health and Human Services - The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

  7. Transportation Funding - The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund).

  8. Budget Stabilization Account - The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

  2007-08 Fiscal Year Budget

  The Budget Act for 2007-08 (the "2007 Budget Act") was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

  The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the state's history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June, and in recognition of the state's continuing structural deficit and other potential threats, the Legislature increased the total reserve to an $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget was held to $0.6 billion, or 0.6 percent. However, events since enactment of the 2007 Budget Act have required use of the reserve, and the Administration estimated in January 2008 that the State would have a deficit in June, 2008 absent corrective action. See "Budget Risks and Structural Deficit" below.

  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve. The Administration issued $7 billion of revenue anticipation notes to assist in cash management during the fiscal year, an increase from $1.5 billion in 2006-07.

  The 2007 Budget Act contained the following major General Fund components:

  9. Maximizing the Value of the State's Student Loan Guarantee Function -The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The state's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees.

  10. Repayments and prepayments of prior obligations - The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds ("ERBs") from moneys transferred to the BSA, and $5 million of other budgetary debt repayments.

  11. Budget Stabilization Account - The 2007 Budget Act fully funded the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve, and is reported as a reduction of revenues. The other half will be transferred for the purpose of early retirement of Economic Recovery Bonds.

  12. Operating Deficit in 2007-08 - Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act did not have an operating deficit. However, events subsequent to the 2007 Budget Act have eliminated the reserve. See "Budget Risks and Structural Deficit" below.

  13. Proposition 98 - The 2007 Budget Act included Proposition 98 General Fund expenditures of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent.

  14. K-12 Education - The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures are projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations.

  15. Higher Education - The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level.

  16. Health and Human Services - The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

  17. Transportation Funding - The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Proposition 1B, passed in November 2006, provided $19.925 billion in general obligation bond authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provided a total of $4.2 billion in Proposition 1B funding.

  On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. No date has been set for the trial. The budget uses funding that otherwise would have been transferred to the Public Transportation Account ("PTA") or used to fund other transit-related costs that had been funded from the General Fund in prior years. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. A Superior Court judge in late January, 2008, ruled that $409 million of the uses of PTA moneys included in the 2007 Budget Act were unlawful, but the remainder were lawful. This decision may be appealed. The Legislature subsequently re-allocated the $409 million expenditure ruled unlawful to another category which the judge had approved.

  18. Lease of State Lottery - In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

  Budget Risks

  For budget year 2007-08, the state faced and continues to face a number of issues and risks that are having a negative impact on the General Fund, and have reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). Some of the larger risk items include the following:

  1. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in 2007 and early 2008. The January 10, 2008 Governor's Budget for 2008-09 estimates that revenues will be about $4.2 billion lower than original estimates.

  2. Delay in sale of, or other contractual arrangement for the operation of the state's student loan guarantee function operated through a non-profit entity, EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. The estimated revenue from this action has been reduced from $1 billion to $500 million, but even this amount is not assured.

  3. The budget reserve was reduced in August 2007 by $500 million as a result of an adverse court ruling in a case involving delayed payments in 2003 to the State Teachers' Retirement Fund. The respondents have determined not to seek review of the direction to make the delayed payment, and that payment has already been made. Payment of prejudgment and post judgment interest will be required, and those costs could be determined to be up to $220 million, but this is expected to be paid over several years.

  4. Additional Proposition 98 spending because the State Controller's Office's property tax audit did not validate assumptions in the 2007 Budget Act about property tax growth.

  5. Additional costs for employee contracts, totaling about $300 million.

  6. There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

  7. Potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful. See "Transportation Funding" above.

  As noted above, revenues for 2007-08 are estimated to be $4.2 billion below estimates, and expenditures are estimated to be about $1.1 billion over the original budget. To respond to these challenges, the Governor authorized the sale of $3.3 billion of Economic Recovery Bonds, the remaining balance of deficit financing bonds approved by the voters in 2004. This sale was completed in February, 2008. In addition, the Governor has increased General Fund resources by permanently transferring back $1.5 billion from the BSA "rainy day" reserve. The Governor also called a special session of the Legislature to make immediate spending cuts. Legislation approved in mid-February, 2008 contained about $2.7 billion of solutions, but a gap of at least $7 billion remains to be resolved through the budget process. This gap doesn't reflect an additional $1-2 billion of revenue shortfall projected by the legislative analyst's office after release of the Governor's Budget in January, 2008. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  Proposed 2008-09 Budget

  On January 10, 2008, the Governor released his proposal for the 2008-09 fiscal year budget, including updated revenue and expenditure projections for 2007-08. In light of the weakened economy, the Governor projected that, absent corrective actions, the State would face a $14.5 billion deficit by June 30, 2009. As described in the last paragraph above under "Budget Risks," the Governor and Legislature have taken a number of steps to address the shortfall.

  For the 2008-09 budget, the Governor has proposed a number of actions to bring the budget into balance for 2008-09, including the following:

  1. Spending reductions totaling about $9.1 billion, compared to the levels which would be in place with continuation of current programs. Virtually all programs would be affected, averaging about 10 percent reductions, with only those programs exempted which cannot for legal reasons be reduced, like debt service on bonds and pension fund contributions. The largest cut, over $4 billion, would be in aid to local schools, requiring a suspension of the Proposition 98 guaranty for 2008-09. Cost of living increases in most programs would be suspended. Cuts will be applied to higher education, health and social services and corrections budgets.

  2. Suspension of the Proposition 58 transfer to the BSA, saving about $1.5 billion.

  3. A one-time accounting adjustment which would permit accrual into June, 2009 of some tax revenues which will be received in a future period. This adjustment, estimated to bring in about $2 billion, would conform State law to recent changes in Generally Accepted Accounting Principles. There are no other significant tax or revenue raising proposals.

  4. Full funding of the Proposition 42 transfer of sales taxes on motor vehicle fuels to fund transportation programs, and repayment of $83 million of prior loans. The Governor proposes authorization for spending $4.7 billion of voter-authorized bond funds for transportation projects.

  Assuming all the Governor's proposals are enacted, the Governor projects a $2.778 billion reserve balance at the end of the 2008-09 fiscal year. The Governor has also taken steps to avoid cash flow shortfalls in 2007-08 or 2008-09. See "Cash Flow Requirements" below.

  In mid-February, 2008, the Legislative Analyst's Office ("LAO") released a report on the 2008-09 Governor's Budget. Using more recent revenue results, the LAO projected that the two-year deficit was closer to $16 billion, as compared to the Governor's estimate of $14.5 billion. The LAO also presented alternatives to the Governor's proposed massive spending cuts, but the Legislature would need to approve any revenue increases or closing of tax expenditures by a 2/3 vote, and Republican members who have more than 1/3 of the seats in each house of the Legislature have announced opposition to any such action.

  In addition, as part of the 2008-09 Governor's Budget, the Governor proposed a constitutional amendment to enact stricter budgeting reforms. The main element of the proposal would be creation of a permanent budget reserve into which would be deposited the amount of increased revenues in any year when growth in revenues exceeded the average for a reasonable period of prior years' growth. Moneys from this reserve would only be available to make up shortfalls in a year when revenues grew at a rate below the long-term average, and could not be used simply to make up a one-year budget shortfall. In addition, the proposed amendment would permit automatic spending reductions during any fiscal year when revenues fell below projections by a certain amount.

  Strategic Growth Plan

  In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

  In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

  In the 2007-08 Governor's Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor's Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010.

  Cash Flow Requirements

  The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.

  The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

  All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special 1/4 cent statewide sales tax. The State's improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

  The current budget challenges in early 2008 have led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor requested, and the Legislature approved, legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue can be sold. The State may again face cash flow problems in 2008-09, particularly if enactment of the budget is delayed significantly, and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

  Bond Ratings

  The ratings on California's long-term general obligation bonds were as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch in 2000. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of March 1, 2008, were Standard & Poor's "A+," Fitch "A+" and Moody's "A1." However, Fitch has placed the State's ratings on negative watch. The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.

  There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

  Obligations of Other Issuers

  Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results - State-local Fiscal Relations" above.

  In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

  To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

  Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

  Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

  Other Considerations

  The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

  SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

  The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

  Relationship between Puerto Rico and the United States

  The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes that are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

  Government Structure

  The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

  Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

  The Economy of Puerto Rico

  The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2006 (from July 1, 2005 to June 30, 2006), trade with the U.S. accounted for approximately 83% of Puerto Rico's exports and approximately 51% of its imports. Most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the U.S. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Consequently, the recession in the U.S. in 2001, and the subsequent recovery, have also been reflected in the Puerto Rico economy, although to a lesser degree.

  Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment (primarily in housing), and relatively low oil prices.

  Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2006. In fiscal year 2006, aggregate personal income was $50.9 billion ($44.0 billion in 2000 prices) and personal per capita income was $12,997 ($11,218 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $15 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2006 were $10.0 billion, of which $8.0 billion, or 80%, represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

  Forecast for Fiscal Year 2007. The current real gross national product forecast from the Puerto Rico Planning Board (Planning Board) for fiscal year 2007, which was released in March 2007, projected a decline of 1.4%, or 2.0% in current dollars. Personal income is expected to decline by 1.2%, or 3.1% in current dollars. The Planning Board expects real growth to return in fiscal year 2008, albeit at only 0.8%, or 5.1% in current dollars. The major factors affecting the economy at this point are, among others, the still relatively high oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth's fiscal crisis, among others, and the effects on economic activity of the implementation of the new sales tax. Consumers will take a while to adjust their behavior to this new system.

  According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

  Forecast for Fiscal Year 2006. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2006 indicate that real gross national product increased 0.7% (5.8% in current dollars) over fiscal year 2005. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices). Aggregate personal income increased from $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices) to $50.9 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,365 in fiscal year 2005 ($11,179 in 2000 prices), to $12,997 in fiscal year 2006 ($11,218 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the general performance and trends of the U.S. economy, although at a lower rate of growth.

  Among the variables contributing to the Planning Board's downward revision in the forecast were the current effect of persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth's budget deficit (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of approximately $2 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth's government with respect to the fiscal year 2006 budget deficit. The implementation of the tax reform legislation discussed below, however, is expected to alleviate the Commonwealth's fiscal difficulties by raising additional revenues from the imposition of a sales tax, but this, too, may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

  Fiscal Year 2005. The Planning Board's reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy (as registered by real gross national product) grew by 1.9%. Nominal gross national product was $53.6 billion ($44.8 billion in 2000 prices), compared to $50.7 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.7%. Aggregate personal income increased from $45.6 billion ($42.5 billion in 2000 prices) to $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices), and personal income per capita increased from $11,724 in fiscal year 2004 ($10,936 in 2000 prices), to $12,365 in fiscal year 2005 ($11,179 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance and general trends of the U.S. economy but did not reach the level of U.S. real economic growth.

  Economic Performance by Sector

  The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2002 to fiscal year 2006 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high-technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

  Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board figures show that in fiscal year 2006 manufacturing generated $36.6 billion, or 42.3%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of June 2007, the average hourly manufacturing wage rate in Puerto Rico was 68.1% of the average mainland U.S. rate.

  Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period that recently ended, making the phase-out complete.


  Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, declining 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize at around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the employment decline accelerated further to 6.2%. During the last year the economy has lost around 7,050 jobs in the manufacturing sector. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of Section 936, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico's manufacturing sector is facing increased international competition, and new ideas and initiatives are necessary to improve this sector.

  Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2002 and 2006, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.5%, while payroll employment in this sector increased at an average annual rate of 2.5%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, for fiscal year 2006, the number of self-employed individuals was 182,914, out of which 46.8% were in the services sector and 15.1% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

  According to the Department of Labor and Human Resources, Current Employment Statistics Survey (Establishment Survey), for the first six months of fiscal year 2007 the net employment gain for this sector was 2,200 jobs, compared to same period in the previous year. Service, finance, insurance and real estate employment added 6,800 jobs, while trade lost 4,600 jobs, for a net growth rate of 1%.

  The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

  The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2006, services generated $33.6 billion of gross domestic product, or 38.9% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total, non-farm, payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2002 to 2006, as measured by gross domestic product. From fiscal year 2002 to 2006, gross domestic product increased in wholesale and retail trade from $8.6 billion to $10.7 billion, and in finance, insurance, and real estate from $11.2 billion to $14.7 billion. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of March 31, 2007 were $119.6 billion. As of March 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $78.5 billion.

  Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2006, the government accounted for $8.4 billion of Puerto Rico's gross domestic product, or 9.7% of the total. The government is also a significant employer, providing jobs for 297,450 workers, or 28.8% of total, non-farm, payroll employment in fiscal year 2006. This total includes municipal employees. As of March 31, 2007, central government employment has been reduced by approximately 13,700 positions since September 2004.

  On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.


  Tourism. During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

  During the first nine months of fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,331,700, a decrease of 6.6% over the number of persons registered during the same period in fiscal year 2006. The average occupancy rate in tourist hotels during the first nine months of fiscal year 2007 was 70.9%, compared to 70.1% during the same period in fiscal year 2006. The average number of rooms rented in tourist hotels decreased 6.0% during the first nine months of fiscal year 2007 compared with the same period during fiscal year 2006. The average number of rooms available in tourist hotels decreased 7.2% during the first nine months of fiscal year 2007 compared to the same period in fiscal year 2006 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) is taking longer to complete this year than in prior years.

  San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

  The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

  The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the José Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

  Transportation. Thirty-four shipping lines offer regular ocean freight service to eighty U.S. and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

  Luis Muñoz Marín International Airport is currently served by 25 U.S. and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the U.S. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major U.S. airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

  The island's major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important inter-regional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

  The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. It currently has ridership of about 33,000 per day.

  The Port of the Americas Authority (PAA) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (TEU). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

  As of May 31, 2007, PAA had an outstanding balance of $86.3 million under various lines of credit from the Government Development Bank for Puerto Rico (GDB). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

  Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2002 through fiscal year 2006, however, real construction investment decreased 1.1%. This decline was small compared to the high level of construction activity in prior fiscal years. The total value of construction permits increased 2.5% during the same five fiscal-year period.

  Public investment has been an important component of construction investment. During fiscal year 2006, approximately 42% of the total investment in construction was related to public projects. For fiscal year 2006 compared to fiscal year 2005, the total value of construction permits decreased 4.3% and total sales of cement, including imports, decreased 1.0%. Average payroll employment in the construction sector during fiscal year 2006 was 67,059, a decrease of 1.7% from fiscal year 2005. Through the first three quarters of fiscal year 2007, construction employment increased to a seasonally adjusted 67,500, but cement sales (including imports) continued their decline falling 7.1% compared to the same period in fiscal year 2006.

  Total construction investment for fiscal year 2006 decreased (in real terms) by 5.8% (following a 7% real decline in fiscal year 2005) due principally to the reduction in construction-related public projects. For fiscal years 2007 and 2008, the Planning Board forecasts construction investment decreases (in real terms) of 3.5% and 3.4%, respectively. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth's fiscal difficulties.

  During the first eleven months of fiscal year 2007, the number and the total value of construction permits decreased 11.8% and 20.2%, respectively, compared to the same period in fiscal year 2006.

  Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2006, gross income from agriculture was $805.6 million, an increase of 1.5% compared with fiscal year 2005. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants, and other products. During fiscal year 2006, starchy vegetables, coffee, poultry, fruits, and ornamental plants contributed a higher percentage of the sector's income than in the previous fiscal year.

  The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

  Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

  Economic Development

  The Commonwealth's economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor's Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico's entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses (in Spanish, Apoyo al de Aquí) by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico's economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico's government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico's socio-economic development.

  The Commonwealth has formulated a strategic plan to increase its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust (currently capitalized at $4.9 million and expected to grow to $25 million in three years), that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities. As part of this plan, construction has begun on a biotechnology plant in Mayagüez and a molecular sciences building on the main campus of the University of Puerto Rico in Río Piedras. Additionally, the Department of Transportation has transferred land to the University of Puerto Rico for the construction of a cancer center.

  As part of this strategic plan, the Commonwealth is actively pursuing local participation in the aerospace industry, including engineering design services and the outsourcing of business activities. Also, recently Industrial Development Company (PRIDCO) began a program to improve local entrepreneurial capacity by evaluating local businesses with worldwide best practices, and the Economic Development Bank for Puerto Rico (EDB) started a new venture capital program offering financing to entrepreneurs that present projects with great potential for commercialization.

  The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly. Over two dozen call centers have recently been established with employment of over 2,500 persons.

  With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) requiring at least 15% of products and services purchased by government agencies to be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

  Puerto Rico Tax Incentives. One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

  In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct, as a current expense, investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

  The 1998 Tax Incentives Act was also amended to allow a credit against their Puerto Rico income tax liability for investors that acquire the majority of the stock, partnership interests or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against Puerto Rico income tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

  In addition, legislation was enacted (i) amending the 1998 Tax Incentives Act to permit income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries" that utilize innovative technology in their operations not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) granting income tax exemption to financial institutions for the fees and interest income received in connection with loans or guarantees of loans made to finance tourism development projects; (iv) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations in areas designated as tourism enhancement districts; (v) granting tax exemption for investments in infrastructure made by housing developers; (vi) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (vii) granting tax credits for rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

  In December 2006, two laws were approved that provide additional tax incentives to foster economic development in Puerto Rico. Act No. 289 of December 26, 2006 amended the 1994 Puerto Rico tax code in order to facilitate the creation of local Real Estate Investment Trusts (REITs). A REIT is a corporation, usually publicly traded, that manages a portfolio of real estate to earn profits for shareholders. Under Act No. 289, a special tax rate of 10% applies to the income from this type of investment. The creation of REITs is expected to encourage investment in residential, commercial, and industrial properties and hotels, and will contribute to the development of a local capital market.

  Act No. 287 of December 26, 2006 created a new financing conduit for PRIDCO-sponsored economic development activity, to be known as the Puerto Rico Investment Development Initiative. The interest paid on debt securities issued by companies operating under the Puerto Rico Industrial Incentives Act of 1998 is exempt from Puerto Rico income taxes for bona fide residents of Puerto Rico and local corporations. The proceeds of such debt can be used for general business purposes, such as raw materials and machinery acquisition, construction, general business expenses, intellectual property and research and development, among others, but 80% of the proceeds must be used within Puerto Rico by the benefited company.

  The tax incentives under the 1998 Tax Incentives Act will be available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). Currently, the Puerto Rico Legislature is considering whether to amend, replace, or extend the effectiveness of the 1998 Tax Incentives Act.

  Reduction of the Costs of Doing Business. The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner. Both PRIDCO and the Puerto Rico Tourism Company have completed restructurings resulting in their being able to respond more quickly to the needs of their constituents while shedding over 500 employment positions.

  The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Puerto Rico Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

  The Commonwealth's Department of Economic Development and Commerce initiated a reengineering of the Commonwealth's investment project evaluation process in which all branches of the Commonwealth government participated. The first phase, completed in December 2006, evaluated and developed the model. Currently, the project is in second phase, which should be completed by the end of fiscal year 2007, and which consists of evaluating all laws, bylaws and management styles. The third phase - the implementation and measurement of the reengineering - is scheduled to start during the first semester of fiscal year 2008 and is expected to be completed the following fiscal year.

  Federal Tax Incentives. In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested the Joint Commission on Taxation (JCT) and the U.S. Government Accountability Office (GAO) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections on their operations.

  In May 2006, the GAO published its study titled "Fiscal Relations with the Federal Government and Economic Trends during the Phaseout of the Possessions Tax Credit." The GAO study found that Puerto Rico's per capita gross domestic product and gross national product were significantly lower compared to U.S. averages, and that the absolute gap between the per capita gross national product of Puerto Rico residents and that of U.S. residents has increased. The GAO study further found that, although the value-added by U.S. companies claiming the possessions tax credit decreased by about two-thirds during the period from 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the U.S., they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the U.S. Congress decide which economic development initiatives will best suit Puerto Rico's current situation.

  In June 2006, the JCT published a pamphlet entitled "An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options" (JCT Report). The JCT Report provides an overview of the tax and non-tax rules applicable to U.S. possessions, the special tax rules applicable to Puerto Rico, and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations of the JCT, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax policies aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the U.S. and Puerto Rico, which policies are likely to induce businesses to relocate from the U.S. to Puerto Rico.

  Recently, the U.S. Congress approved legislation to extend to production activities that take place in Puerto Rico the benefit of Section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

  Industrial Incentives Program. Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

  The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

  Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

  Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

  The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation's stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties, and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

  Tourism Incentives Program. For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

  As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Tourism Development Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,900 new hotel rooms.

  Incentives under the U.S. Code. U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

  The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

  As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

  Controlled Foreign Corporations. Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

  CFCs operate under transfer pricing rules for intangible income that are different from those applicable to U.S. corporations operating under Section 936 of the U.S. Code (Section 936 Corporations). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

  Recently, the U.S. Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs.

  Public Sector Debt

  Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

  Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes, and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not "available resources" under the Constitutional provisions relating to the Bonds.

  All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody's and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law ("non-eligible investments")). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

  Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $768,843,250 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($768,843,250) is equal to 9.21% of $8,346,104,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2005 and June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B and the above portion of the Public Improvement Bonds of 2006, Series A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.186% and future maximum annual debt service for the Commonwealth's outstanding general obligation debt would be $680,742,340 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (PRASA) guaranteed bonds have been paid by PRASA since fiscal year 2006 and, thus, such payments are not now included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

  The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

  Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

  On May 22, 2007, Moody's Investors Service (Moody's) confirmed its "Baa3" and "Bal" rating on the Commonwealth's general obligation debt and its appropriation debt, respectively, and its negative ratings outlook thereon.

  On May 22, 2007, Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P), lowered its rating on the Commonwealth's general obligation debt to "BBB-", changed its negative ratings outlook thereon to stable, and confirmed its "BBB-" rating on the Commonwealth's appropriation debt.

  As of May 31, 2007, $2.83 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for these bonds.

  As of May 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, GDB held approximately $86.3 million of the Port of the Americas Authority's outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $713.8 million. This amount consisted of $277.8 million in revenue bonds sold to the public, $209.1 million in bonds issued to the U.S. Department of Agriculture, Rural Development, and $226.8 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. PRASA has resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

  Retirement Systems

  Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

  The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

  The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Substantially all active teachers of the Commonwealth's Department of Education are covered by Act No. 91 of March 29, 2004 which superseded Act No. 218 of 1951. The new law establishes that: (i) the Teachers Retirement System's active employees as of March 29, 2004 (not public school teachers or other Education Department employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System; (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System; and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth, its municipalities and instrumentalities. As of March 30, 2007, the total number of participants, including active participants and retirees, in the three systems was as follows: Employees Retirement System, 274,060; Teachers Retirement System, 77,500 (June 30, 2006 datum); and Judiciary Retirement System, 691. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, and investment income.

  The central government is responsible for approximately 62% of total employer contributions to the Employees Retirement System, and the other 38% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

  According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

  According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

  Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

  The Teachers Retirement System is seeking reimbursement from the Commonwealth's Office of Management and Budget (OMB) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System's interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

  In February 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the Employees Retirement System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

  In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

  The law approving the sale of a controlling interest in Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc. (Verizon)) provides that any future proceeds received by the government from the sale of its then remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System. The Commonwealth has decided to exercise its tag-along rights in connection with the sale by Verizon of its PRTC stock to Sercotel. As a result of the exercise of such rights, the Employees Retirement System received in June 2007 approximately $529 million from the sale of its remaining stock participation in PRTC.

  Historically, the Employees Retirement System achieved a return on investment of less than 2% on the PRTC stock, while the average return of the other assets in its portfolio was approximately 10.8%. In order to improve its funding ratio and address its continuing cash shortfalls, the Employees Retirement System intends to use the proceeds received from the sale of the PRTC stock to acquire other, higher-yield assets, such as personal and mortgage loans to participants of the System.

  The Employees Retirement System's disbursements of benefits during fiscal years 2003 through 2006 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year's cash shortfalls.

  The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds.

  In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System's funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets as described above. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

  Major Sources of General Fund Revenues

  Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

  Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

  Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

  Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

  Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

  In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity's income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

  Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of real estate investment trusts (REITs) received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

  In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

  The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

  Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

  Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

  Sales and Use Taxes. The Sales Tax (see "Tax Reform") is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and is projected to generate for the General Fund approximately $911 million for fiscal year 2008 and approximately $576 million for fiscal year 2007.

  Excise Taxes. The P.R. Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

  Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

  Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales, and receipts from public corporations in lieu of taxes.

  Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is currently returned to the Treasury through December 31, 2007.

  Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

  Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (CRIM), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

  Collections of Income and Excise Taxes

  The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses; (ii) computerizing the processing of tax returns; and (iii) identifying and eliminating taxpayer evasion. With the elimination of the general excise tax in October 2006, Treasury excise tax personnel have been reassigned to monitor compliance with the new sales tax.

  Tax Reform

  Act No. 117 of July 4, 2006 (Act 117) amended the P.R. Code to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government ("Central Government Sales Tax"). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% ("Municipal Sales Tax" and, together with the Central Government Sales Tax, "Sales Tax"). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

  The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations provided therein. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property.

  Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

  The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.3% out of the total 7% Sales Tax); (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, will receive one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax); and (iii) the General Fund will receive the balance of the Sales Tax (equivalent to a tax of 4.7% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections are $191 million and $576 million. The increase in revenues to be generated by the Sales Tax will be partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

  Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (Transition Period). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with "built-in" gains associated to capital assets held for periods in excess of six months (Special Capital Gains Tax). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.


  Federal Grants

  Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $4.047 billion for fiscal year 2007, a decrease of $8.6 million, or 0.2%, from fiscal year 2006.

  Budget of the Commonwealth

  The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

  The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

  The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

  Fiscal Reform. On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (Fiscal Reform Legislation). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch's discretion and through the use of the Executive Branch's prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

  Financial Control and Adjustment Procedures. Revenue estimates for budgetary purposes are prepared by the Treasury, except for estimates of federal grants, which are prepared by OMB based on information received from the various departments and other recipients of such grants. Revenue and federal grant estimates are under continuous review and, if necessary, are revised at least quarterly during the fiscal year. Fiscal control over expenditures is exercised by the Governor, through the Director of OMB, and the Secretary of the Treasury. Monthly reviews and expenditure cut-off procedures are followed to prevent expenditures in excess of appropriations.

  During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority; first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare and retirement systems; and fourth, all other purposes.

  A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of June 30, 2007, the Budgetary Fund balance was $300,000.

  An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended in 2003 to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of June 30, 2007, the balance in the Emergency Fund was less than $1 million.

  Appropriations. In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico and to the municipalities.

  For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 56% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

  Budget for Fiscal Year 2007. The consolidated budget for fiscal year 2007 totals $26.5 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $108 million over actual expenditures for fiscal year 2006.

  Projected expenses and capital improvements of all budgetary funds total $14.3 billion, a decrease of approximately $1.3 billion from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $57.7 million), Transportation and Communication (up $11.6 million), economic development (up $24.8 million), public safety and protection (up $36.1 million), debt service on Commonwealth's general obligation and guaranteed debt (up $400.7 million), and decreases in housing (down $70.4 million), health (down $216.9 million), education (down $126 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $488.4 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Dedicated Sales Tax Fund. Amounts not covered by the Dedicated Sales Tax Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

  The Commonwealth has authorized the issuance of $500 million of general obligation bonds for fiscal year 2007.

  Budget for Fiscal Year 2008. The consolidated budget for fiscal year 2008 totals $26.7 billion. Of this amount, $14.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents a decrease of $261 million over approved expenditures for fiscal year 2007.

  Projected expenses and capital improvements of all budgetary funds total $14.1 billion, a decrease of approximately $0.2 billion from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in special pension contribution (up $24.1 million), public safety and protection (up $22.7 million), transportation and communication (up $1.5 million), and other debt service (up $5.9 million), and decreases in welfare (down $122.3 million), debt service on Commonwealth's general obligation and guaranteed debt (down $61.5 million), education (down $42.5 million), health (down $33.4 million), contributions to municipalities (down $26.3 million), economic development (down $24.9 million), and general government (down $3.8 million).

  The Governor has proposed the issuance of $425 million of general obligation bonds for fiscal year 2008, but such bonds have not yet been authorized.


  PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

  The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  The Selection of Brokers

  In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

  Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

  FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Hard Dollar Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

  Affiliated Transactions

  FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

  The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

  Trade Allocation

  Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended February 29, 2008, and February 28, 2007, the fund's portfolio turnover rates were 27% and 23%, respectively.

  The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
February 29, 2008	$ 4,380	 0.00%
February 28, 2007	$ 1,360	 0.00%
February 28, 2006	$ 480	 0.00%

  During the fiscal year ended February 29, 2008, the fund paid no brokerage commissions to firms for providing research services.

  VALUATION

  Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

  Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

  Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

  The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

  The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  California Tax Matters. As long as a fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise tax.

  Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

  Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

  Year of Election or Appointment: 1983

  Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

  Year of Election or Appointment: 2007

  Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

  Year of Election or Appointment: 2005

  Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

  Year of Election or Appointment: 2006

  Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

  Year of Election or Appointment: 2004

  Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

  Year of Election or Appointment: 2007

  Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

  Year of Election or Appointment: 2001

  Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

  Year of Election or Appointment: 2000

  Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

  Year of Election or Appointment: 2005

  Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

  Year of Election or Appointment: 2002

  Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

  Year of Election or Appointment: 2005

  Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

  Advisory Board Members and Executive Officers**:

  Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

  Year of Election or Appointment: 2003

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

  Year of Election or Appointment: 2007

  President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (52)

  Year of Election or Appointment: 2006

  Vice President of the fund. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Thomas J. Silvia (46)

  Year of Election or Appointment: 2005

  Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (59)

  Year of Election or Appointment: 1998

  Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

  Year of Election or Appointment: 2008

  Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

  Year of Election or Appointment: 2006

  Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

  Year of Election or Appointment: 2006

  Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

  Year of Election or Appointment: 2004

  Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

  Year of Election or Appointment: 2005

  Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

  Year of Election or Appointment: 2005

  Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

  Year of Election or Appointment: 2005

  Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

  Year of Election or Appointment: 2007

  Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

  Year of Election or Appointment: 2005

  Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

  ** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The Board of Trustees has established three Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Mr. Dirks), the Equity II Committee (composed of Messrs. Stavropoulos (Chair), and Lautenbach), and the Fixed-Income and Asset Allocation Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier and Ms. Knowles). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and Asset Allocation Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues. The Equity I Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to November 2007, the three Fund Oversight Committees were the Equity Committee; the Fixed-Income, International, and Special Committee; and the Select and Asset Allocation Committee. During the fiscal year ended February 29, 2008, the Equity Committee held eight meetings, the Fixed-Income, International, and Special Committee held nine meetings, the Select and Asset Allocation Committee held eight meetings, the Equity I Committee held two meetings, the Equity II Committee held three meetings, and the Fixed-Income and Asset Allocation Committee held three meetings.

  The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small) and the Fixed-Income Contract Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 29, 2008, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held four meetings.

  The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended February 29, 2008, the Shareholder, Distribution and Brokerage Committee held 12 meetings.

  The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 29, 2008, the committee held 11 meetings.

  The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 29, 2008, the committee held seven meetings.

  The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2007.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	James C. Curvey
The fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
The fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
The fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

  The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 29, 2008, or calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	Arthur E. Johnson[2]	James H. Keyes	Marie L. Knowles	Alan J. Lacy[3]
The fund	$ 421	$ 404	$ 411	$ 73	$ 409	$ 479	$ 73
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 370,250	$ 356,750	$ 360,750	$ 0	$ 359,250	$ 422,750	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	David M. Thomas[5]	Michael E. Wiley[6]	Kenneth L. Wolfe
The fund	$ 556	$ 265	$ 411	$ 480	$ 176	$ 176	$ 415
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 494,750	$ 179,250	$ 365,750	$ 418,500	$ 97,500	$ 97,500	$ 366,250

  1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

  2 Effective January 1, 2008, Mr. Arthur E. Johnson serves as a Member of the Advisory Board.

  3 Effective January 1, 2008, Mr. Lacy serves as a Member of the Advisory Board.

  4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

  5 Effective October 1, 2007, Mr. Thomas serves as a Member of the Advisory Board.

  6 Effective October 1, 2007, Mr. Wiley serves as a Member of the Advisory Board.

  A Reflects compensation received for the calendar year ended December 31, 2007 for 373 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2007, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $158,875; Albert R. Gamper, Jr., $155,125; George H. Heilmeier, $155,125; James H. Keyes, $155,125; Marie L. Knowles, $170,125; Ned C. Lautenbach, $205,125; Cornelia M. Small, $155,125; William S. Stavropoulos, $161,375; and Kenneth L. Wolfe, $155,125. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $37,576.

  As of February 29, 2008, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

  As of February 29, 2008, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

  Fidelity Advisor California Municipal Income Fund: Class A: Wells Fargo Bank, San Francisco, CA 21.66%; Ameriprise Financial Corporation, Minneapolis, MN, 19.28%; Merrill Lynch, Jacksonville, FL, 15.22%; Citigroup, Inc., New York, NY, 5.20%.

  Fidelity Advisor California Municipal Income Fund: Class T: Raymond James & Associates, Inc., Port Charlotte, FL, 20.08%; Protected Investors of America, San Francisco, CA, 14.58%; Wells Fargo Bank, San Francisco, CA, 11.66%; Oak Tree Securities, Walnut Creek, CA, 10.35%; Ameriprise Financial Corporation, Minneapolis, MN, 6.91%.

  Fidelity Advisor California Municipal Income Fund: Class B: Merrill Lynch, Jacksonville, FL, 37.43%; Wells Fargo Bank, San Francisco, CA, 9.38%, Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC, 7.76%; TD Ameritrade Clearing Inc., Omaha, NE, 7.57%.

  Fidelity Advisor California Municipal Income Fund: Class C: Merrill Lynch, Jacksonville, FL, 22.44%; Citigroup, Inc., New York, NY, 9.56%; Wells Fargo Bank, San Francisco, CA, 8.09%; BankAmerica Corp., Charlotte, NC, 6.68%; LPL Financial, San Diego, CA, 6.01%; A.G. Edwards, Saint Louis, MO, 5.95%; Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC, 5.50%.

  Fidelity Advisor California Municipal Income Fund: Institutional Class: Wells Fargo Bank, San Francisco, CA, 48.21%; Coast Wealth Management, San Clemente, CA, 30.31%; Merrill Lynch, Jacksonville, FL, 12.36%.

  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

  FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

  MANAGEMENT CONTRACT

  The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-	6	.3400	 50	.2188
6	-	9	.3100	 100	.1869
9	-	12	.2800	 150	.1736
12	-	15	.2500	 200	.1652
15	-	18	.2200	 250	.1587
18	-	21	.2000	 300	.1536
21	-	24	.1900	 350	.1494
24	-	30	.1800	 400	.1459
30	-	36	.1750	 450	.1427
36	-	42	.1700	 500	.1399
42	-	48	.1650	 550	.1372
48	-	66	.1600	 600	.1349
66	-	84	.1550	 650	.1328
84	-	120	.1500	 700	.1309
120	-	156	.1450	 750	.1291
156	-	192	.1400	 800	.1275
192	-	228	.1350	 850	.1260
228	-	264	.1300	 900	.1246
264	-	300	.1275	 950	.1233
300	-	336	.1250	 1,000	.1220
336	-	372	.1225	 1,050	.1209
372	-	408	.1200	 1,100	.1197
408	-	444	.1175	 1,150	.1187
444	-	480	.1150	 1,200	.1177
480	-	516	.1125	 1,250	.1167
516	-	587	.1100	 1,300	.1158
587	-	646	.1080	 1,350	.1149
646	-	711	.1060	 1,400	.1141
711	-	782	.1040	 1,450	.1132
782	-	860	.1020	 1,500	.1125
860	-	946	.1000	 1,550	.1117
946	-	1,041	.0980	 1,600	.1110
1,041	-	1,145	.0960	 1,650	.1103
1,145	-	1,260	.0940	 1,700	.1096
1,260	-	1,386	.0920	 1,750	.1089
1,386	-	1,525	.0900	 1,800	.1083
1,525	-	1,677	.0880	 1,850	.1077
1,677	-	1,845	.0860	 1,900	.1070
Over		1,845	.0840	 1,950	.1065
				 2,000	.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,324 billion of group net assets - the approximate level for February 2008 - was 0.1154%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,324 billion.

  The fund's individual fund fee rate is 0.2500%. Based on the average group net assets of the funds advised by FMR for February 2008, the fund's annual management fee rate would be calculated as follows:

Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
0.1154%	+	0.2500%	=	0.3654%

  One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FMR management fees of $5,980,250, $5,872,285, and $5,883,909, respectively.

  FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

  Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement, FMR, and not the fund, pays FIMM's fees.

  Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities. Under the terms of the master international fixed-income research agreement, FIMM, and not the fund, pays FIIA. Under the terms of the fixed-income sub-research agreement, FIIA, and not the fund, pays FIIA(U.K.)L.

  Sub-Adviser - FRAC. On behalf of the fund FMR, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FIMM, and not the fund, agree, in the aggregate, to pay FRAC.

  Jamie Pagliocco is the portfolio manager of California Municipal Income and receives compensation for his services. As of February 29, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of California Municipal Income is based on the fund's pre-tax investment performance measured against the Lehman Brothers® California Enhanced Municipal Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Pagliocco as of February 29, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,744	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes California Municipal Income ($1,594 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year end.

  As of February 29, 2008, the dollar range of shares of California Municipal Income beneficially owned by Mr. Pagliocco was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

   B. FMR Investment Compliance votes proxies. In the event an Investment Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the guidelines.

   E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Compliance. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

  A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

   B. Golden parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination.

   C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

   D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

   E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

   F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

   G. Large Capitalization Company - a company included in the Russell 1000® stock index.

   H. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

   I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

  FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than 5 years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

  4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

   7. The Board is not comprised of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

  1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

   3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion, except in the limited cases relating to death, disability, retirement, or change in control.

  4. Awards to non-employee directors are subject to management discretion.

  5. In the case of stock awards, the restriction period is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

  FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

  1. The shares are granted by a compensation committee composed entirely of independent directors; and

  2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

  B. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

  3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  4. The company's relative performance compared to other companies within the relevant industry or industries;

  5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  C. Employee Stock Purchase Plans

  FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  D. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  E. Executive Compensation

  FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A sunset provision of no greater than 5 years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  C. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  D. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  E. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.


  VII. Shares of Investment Companies

   A. When a Fidelity Fund invests in an underlying Fidelity fund with public shareholders, an Exchange Traded Fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

   B. Certain Fidelity Funds may invest in shares of underlying Fidelity funds, which are held exclusively by Fidelity funds or accounts managed by FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	February 29, 2008	$ 6,829	$ 6,664	$ 7,670	$ 7,670
	2007(dagger)	$ 11,799	$ 9,128	$ --	$ --
	2006(dagger)	$ 42,988	$ 12,871	$ --	$ --
Class T	February 29, 2008	$ 3,408	$ 1,032	$ --	$ --
	2007(dagger)	$ 6,239	$ 4,019	$ --	$ --
	2006(dagger)	$ 3,345	$ 1,638	$ 23	$ 23
Class B	February 29, 2008	$ --	$ --	$ 7,058	$ 7,058
	2007(dagger)	$ --	$ --	$ 5,826	$ 5,826
	2006(dagger)	$ --	$ --	$ 9,957	$ 9,957
Class C	February 29, 2008	$ --	$ --	$ 1,594	$ 1,594
	2007(dagger)	$ --	$ --	$ 2,855	$ 2,855
	2006(dagger)	$ --	$ --	$ 541	$ 541

  (dagger) Fiscal year ended February 28.

  The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

  The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

  The table below shows the distribution and service fees paid for Class A, Class T, Class B, and Class C of the fund for the fiscal year ended February 29, 2008.

	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Class A	$ --	$ --	$ --	$ 35,911	$ 31,243	$ 4,668
Class T	$ --	$ --	$ --	$ 12,274	$ 12,251	$ 23
Class B	$ 33,400	$ --	$ 33,400**	$ 12,846	$ 12,846	$ --
Class C	$ 69,092	$ 57,835	$ 11,257*	$ 23,031	$ 19,279	$ 3,752

  * Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

  ** These amounts are retained by FDC for use in its capacity as distributor.

  Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

  Under the Class A, Class T, Class B, and Class C Plans, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. The Class A, Class T, Class B, and Class C Plans specifically recognize that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

  Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

  The Class A, Class T, Class B, and Class C Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

  In addition to the distribution and/or service fees paid by FDC to intermediaries, including affiliates of FDC, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  The fund has entered into a transfer agent agreement with Citibank, N. A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

  FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Advisor Freedom Fund's assets that is invested in the fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

  FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

  The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for the fund are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FSC pricing and bookkeeping fees of $306,618, $314,276, and $315,417, respectively.

  DESCRIPTION OF THE TRUST

  Trust Organization. Fidelity California Municipal Income Fund is a fund of Fidelity California Municipal Trust, an open-end management investment company created under an initial declaration of trust dated April 28, 1983. On August 15, 2005, Fidelity California Municipal Income Fund changed its name from Spartan® California Municipal Income Fund to Fidelity California Municipal Income Fund. Currently, there are two funds offered in the trust: Fidelity California Municipal Income Fund and Fidelity California Short-Intermediate Tax-Free Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

  The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

  Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

  Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

  FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services

  FINANCIAL STATEMENTS

  The fund's financial statements and financial highlights for the fiscal year ended February 29, 2008, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

  FUND HOLDINGS INFORMATION

  The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

  The fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  This information will be available on the web site until updated for the next applicable period.

  The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and its affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); and Anacomp Inc. (full or partial holdings daily, on the next business day).

  FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

  There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  APPENDIX

  Fidelity Investments & (Pyramid) Design, Fidelity, and Spartan are registered trademarks of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Fidelity®

  California Short-Intermediate

  Tax-Free Bond

  Fund

  (fund number 1534, trading symbol FCSTX)

  Prospectus

  April 29, 2008

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

  Prospectus

  Fund Summary

  Investment Summary

  Investment Objective

  California Short-Intermediate Tax-Free Bond Fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

    Normally investing at least 80% of assets in investment-grade municipal debt securities whose interest is exempt from federal and California personal income taxes.
    Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
    Managing the fund to have similar overall interest rate risk to a California bond index.
    Normally maintaining a dollar-weighted average maturity between two and five years.
    Allocating assets across different market sectors and maturities.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
    Engaging in transactions that have a leveraging effect on the fund.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
    Geographic Concentration. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
    Leverage Risk. Leverage can increase market exposure and magnify investment risks.

  In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  Prospectus

  Fund Summary - continued

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, and compares the performance of the fund's shares to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares the performance of its shares to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

  Year-by-Year Returns

CA Short-Intermediate Tax-Free Bond
Calendar Years	2006	2007
	3.50%	4.28%



During the periods shown in the chart for CA Short-Intermediate Tax-Free Bond:	Returns	Quarter ended
Highest Quarter Return	 2.35%	September 30, 2006
Lowest Quarter Return	 -0.06%	June 30, 2007
Year-to-Date Return	 1.40%	March 31, 2008

  Average Annual Returns

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  Prospectus

For the periods ended December 31, 2007	Past 1 year	Life of fundA
CA Short-Intermediate Tax-Free Bond
Return Before Taxes	 4.28%	 4.00%
Return After Taxes on Distributions	 4.26%	 3.99%
Return After Taxes on Distributions and Sale of Fund Shares	 3.97%	 3.89%
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 3.36%	 4.26%
Lehman Brothers CA 1-7 Year (non AMT) Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 4.91%	 3.91%
Lipper California Short-Intermediate Municipal Bond Funds Average (reflects no deduction for sales charges or taxes)	 2.67%	--

  A From October 25, 2005.

  Lehman Brothers® Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

  Lehman Brothers California 1-7 Year (non AMT) Municipal Bond Index is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities between one and seven years, excluding Alternative Minimum Tax (AMT) fixed-rate municipal bonds.

  The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

  Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

  A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

  Prospectus

  Fund Summary - continued

  Annual operating expenses (paid from fund assets)

Management fee 	0.37%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expensesA	0.52%

  A Effective October 25, 2005, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.35%. This arrangement may be discontinued by FMR at any time.

  This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated.

1 year	$ 53
3 years	$ 167
5 years	$ 291
10 years	$ 653

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  California Short-Intermediate Tax-Free Bond Fund seeks a high level of current income, exempt from federal and California personal income taxes.

  Principal Investment Strategies

  Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in municipal debt securities whose interest is exempt from federal and California personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and California personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

  FMR uses a California bond index as a guide in structuring the fund and selecting its investments with a certain maturity range. This index, a market value-weighted index of California investment-grade Non-AMT fixed-rate municipal bonds with a certain maturity range, is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of February 29, 2008, the fund's dollar-weighted average maturity was approximately 3.6 years and the index's dollar-weighted average maturity was approximately 3.6 years.

  FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  Prospectus

  Fund Basics - continued

  FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments.

  FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

  In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities. FMR may invest the fund's assets in municipal debt securities by investing in other funds.

  If FMR's strategies do not work as intended, the fund may not achieve its objective.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Prospectus

  Principal Investment Risks

  Many factors affect the fund's performance. Because FMR concentrates the fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

  The following factors can significantly affect the fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

  Geographic Concentration. Investors will be exposed to risks associated with the unique aspects of California's economy, political system and government financing structures. As of early 2008, the State's economy was suffering from job losses and reduced growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction, with an economic turn-around not expected until 2009. The Governor reported in January 2008 that General Fund revenues were significantly lower than projected when the 2007-08 Budget Act was adopted, and actions would be needed to close an estimated $14.5 billion budget gap through the 2008-09 fiscal year. Subsequent actions reduced the Governor's projected gap to about $7 billion, but this did not reflect weaker revenue results after the Governor's January 2008 report, which indicated a $1-2 billion larger shortfall. Structural imbalances in the State budget will remain in future years and the State may face cash flow difficulties if a State budget is not adopted in a timely manner in the summer of 2008.

  Prospectus

  Fund Basics - continued

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and from the federal alternative minimum tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

  Prospectus

  In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or California personal income tax.

  Fundamental Investment Policies

  The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

  California Short-Intermediate Tax-Free Bond Fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal debt securities whose interest is exempt from federal and California personal income taxes.

  Valuing Shares

  The fund is open for business each day the New York Stock Exchange (NYSE) is open.

  The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

  NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

  The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Prospectus

  Shareholder Information

  Buying and Selling Shares

  General Information

  Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

  In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

  You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

  If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

  You may also buy or sell shares of the fund through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

  You should include the following information with any order to buy, sell, or exchange shares:

  Your name;

  Your account number;

  Name of fund whose shares you want to buy or sell; and

  Dollar amount or number of shares you want to buy or sell.

  Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

  Prospectus

  Shareholder Information - continued

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

  There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

  Excessive Trading Policy

  The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

  Prospectus

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Prospectus

  Shareholder Information - continued

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

  Other Information about the Excessive Trading Policy

  The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

  Your shares will be bought at the next NAV calculated after your investment is received in proper form.

  The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  Prospectus

  If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

  Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

  If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

  The fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions due to Fidelity fund small balance maintenance fees and
    Redemptions related to death or due to a divorce decree.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Prospectus

  Shareholder Information - continued

  Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

  The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

    You wish to sell more than $100,000 worth of shares;
    The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
    You are requesting that a check be mailed to a different address than the record address;
    You are requesting that redemption proceeds be paid to someone other than the account owner; or
    The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, keep your fund balance above $5,000 worth of shares to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

  Prospectus

    Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund, read its prospectus.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The fund may terminate or modify the exchange privilege in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Prospectus

  Shareholder Information - continued

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

    To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
    You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

    To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
    To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
    To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  Prospectus

  You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

  You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000 worth of shares, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

  The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

  Earning Dividends

  The fund only processes purchase and redemption requests on days it's open for business.

  Prospectus

  Shareholder Information - continued

  Shares generally begin to earn dividends on the first business day following the day of purchase.

  Shares generally earn dividends until, but not including, the next business day following the day of redemption.

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

  1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

  3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

  Tax Consequences

  As with any investment, your investment in the fund could have tax consequences for you.

  Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

  Prospectus

  For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or California personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and California personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

  As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

  As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

  Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

  FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

  Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

  Affiliates assist FMR with foreign investments:

    Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
    Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2007, FIIA(U.K.)L had approximately $13.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

  Jamie Pagliocco is manager of California Short-Intermediate Tax-Free Bond Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Pagliocco.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Prospectus

  Fund Services - continued

  The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For February 2008, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

  The total management fee for the fiscal year ended February 29, 2008, was 0.20%, after reimbursement, of the fund's average net assets.

  FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended August 31, 2007.

  FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

  Fund Distribution

  FDC distributes the fund's shares.

  Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

  The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

  Prospectus

  If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of the fund's operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

  Selected Per-Share Data and Ratios

Years ended February 28,	2008 G	2007	2006E
Selected Per-Share Data
Net asset value, beginning of period 	$ 10.08	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income D 	 .335	 .328	 .105
Net realized and unrealized gain (loss) 	 .017	 .021	 .059
Total from investment operations 	 .352	 .349	 .164
Distributions from net investment income 	 (.336)	 (.328)	 (.104)
Distributions from net realized gain 	 (.007)	 (.001)	 -
Total distributions 	 (.343)	 (.329)	 (.104)
Redemption fees added to paid in capital D 	 .001	 - H	 - H
Net asset value, end of period 	$ 10.09	$ 10.08	$ 10.06
Total Return B, C 	 3.55%	 3.54%	 1.64%
Ratios to Average Net Assets F
Expenses before reductions 	 .52%	 .57%	 .94% A
Expenses net of fee waivers, if any 	 .35%	 .35%	 .35% A
Expenses net of all reductions 	 .27%	 .26%	 .23% A
Net investment income 	 3.32%	 3.27%	 3.06% A
Supplemental Data
Net assets, end of period (000 omitted) 	$ 147,546	$ 102,049	$ 54,387
Portfolio turnover rate 	 13%	 16%	 0% A

  A Annualized

  B Total returns for periods of less than one year are not annualized.

  C Total returns would have been lower had certain expenses not been reduced during the periods shown.

  D Calculated based on average shares outstanding during the period.

  E For the period October 25, 2005 (commencement of operations) to February 28, 2006.

  F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  G For the year ended February 29.

  H Amount represents less than $.001 per share.

  Prospectus

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Number, 811-03725

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

  Portfolio Advisory Services is a service mark of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  1.817074.104 CSI-pro-0408

  Fidelity® California Short-Intermediate Tax-Free Bond Fund

  A Fund of Fidelity California Municipal Trust

  STATEMENT OF ADDITIONAL INFORMATION

  April 29, 2008

  This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated April 29, 2008, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding California	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  CSI-ptb-0408
  1.817075.104

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are the fund's fundamental investment limitations set forth in their entirety.

  Senior Securities

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Borrowing

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

  Real Estate

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  Loans

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

  For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  Short Sales

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  In addition to the fund's fundamental and non-fundamental limitations discussed above:

  The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

  Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

  Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap) and credit default swaps). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

  If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.


  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

  Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

  The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

  Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

  Overview

  A mild Statewide economic recession in the early 2000's (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000, led to several years of State budget deficits and a severe cash shortage by 2004. Between 2004 and mid-2007, the State's economy recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Problems with subprime mortgages and credit difficulties and a subsequent severe downturn in housing markets and construction activity appeared in 2007, and are projected to continue through 2008 with some recovery in 2009. While some parts of the State's economy have continued to perform well, overall economic growth, particularly job growth, slowed considerably, and is expected to remain weak in 2008.

  Positive economic results in the period 2004-2007 resulted in State revenues exceeding projections for three years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. Nevertheless, ongoing program obligations still exceeded baseline revenues (a "structural budget gap") and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. With the downturn in the economy in 2007, the Governor projected in January 2008 that the 2007-08 fiscal year will be several billion dollars out of balance, and that without corrective action, the combined budget deficit through June 30, 2009 would be $14.5 billion or more. The State Legislative Analyst's Office subsequently estimated the two-year budget gap would be closer to $16 billion, as revenues were expected to be somewhat lower than the Administration's projections.

  The Governor proposed several steps to address these shortfalls, including issuance of $3.3 billion of previously authorized deficit financing bonds, utilization of $1.5 billion set aside in a "rainy day" reserve, deferral of a scheduled $1.5 billion transfer to the "rainy day" reserve in 2008-09, and proposals for budget cuts totaling about $800 million in the 2007-08 fiscal year, still under way. Many of these steps were taken in early 2008, reducing the budget gap by over $7 billion. For 2008-09, the Governor has proposed balancing the budget largely with expenditure reductions, averaging 10 percent in virtually all areas of state government, including aid to schools and local governments, and health and welfare programs. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds. The current economic slowdown and projected reductions in State aid in 2008-09 have led to many local governments predicting substantial budget deficits in the coming year which may result in reductions in payroll and services. One city, Vallejo, announced in early 2008 that it was considering filing for Chapter 9 bankruptcy because of high labor costs and substantially reduced revenue due to the housing slump, but no action has been taken as of mid-March, 2008.

  Economic Factors

  California's economy is the largest among the 50 states and one of the largest 8 in the world. The State's population of about 37.8 million (July 1, 2007 estimate) represents about 12 1/2 % of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

  Total personal income in the State, at an estimated $1,435 billion in 2006, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors.

  Following a mild recession in the early 2000's (though with sharp downturn in the high technology sector in the San Francisco Bay Area), modest job growth resumed in the second half of 2003 and continued through early 2007. Since then, job growth has slowed, although personal income is expected to continue to grow at around 4 percent in 2008, less than the 6.5 percent rate of the previous two years. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 and 2007 in both California and the nation, and the housing slump is continuing into 2008. New housing permits were down 37 percent in 2007, and sales of existing homes were down 26 percent, compared to the same period in 2006. Housing prices have dropped in many areas of the State. Auto sales in 2007 were also weak, and the combination of weak auto and housing markets, combined with other economic weakness, has led to a significant drop in taxable sales, with taxable sales for 2007 less than 1 percent higher than the previous year. In January, 2008, the State Department of Finance projected slow growth in the economy in 2008 with some strengthening in 2009. California's economic growth will remain tied to the overall national economy.

  Constitutional Limitations on Taxes, Other Charges and Appropriations

  Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

  Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $13.8 billion below the limit in 2006-07, and will be about $16.6 billion below its limit in 2007-08.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 15, 2008, the State had outstanding approximately $44.4 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.0 billion of general obligation bonds which were supported by other revenues, including $10.1 billion of economic recovery bonds payable from a special sales tax. As of March 15, 2008 the State had about $59.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $10.7 billion of authorized and unissued lease-purchase debt. This figure includes almost all of $42.7 billion of new general obligation bonds approved by the voters at the November 7, 2006 election and $7.4 billion of new lease-purchase debt approved by the Legislature in May, 2007 for new correctional facilities at the state and local level. In the 2006-07 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.15% of General Fund revenues. See also "Bond Ratings" below.

  In light of the substantial new bond authorizations approved by the voters and the Legislature in the past year, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. The State has projected that annual new issuance will total about $8.3 billion, $12 billion, $15.5 billion, $12.5 billion and $8.5 billion in the years 2007-08 through 2011-12, absent any additional bond approvals, which are likely to occur.

  Obligations of State Agencies

  A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.

  Recent Financial Results

  The principal sources of General Fund tax revenues in 2006-07 were the California personal income tax (54 percent of total tax revenues), the sales and use tax (29 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to represent about 14.4% of General Fund revenues in 2006-07 and about 14.4% in 2007-08.

  The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

  Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

  The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses in the early 2000's. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.7 billion in the 2007-08 fiscal year. The State will pay about $1.1 billion in the 2007-08 fiscal year for "pay as you go" funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study done in May, 2007 estimated that, absent setting aside funds for future costs, the State's unfunded liability for future health costs, as of June 30, 2007, was about $48 billion. The Administration expects to present options for dealing with these costs later in 2008. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.

  Balanced Budget Amendment

  On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

  The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. On January 10, 2008 the Governor declared such a fiscal emergency and called the Legislature into session to address budget shortfalls; no action had yet been taken as of February 6, 2008.

  The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

  A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

  State-local Fiscal Relations

  In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

  Recent Budgets Prior to 2006-07

  The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

  The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

  An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

  The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

  During fiscal year 2001-02, as the state and national economies fell into a mild recession and the stock markets dropped significantly, the state experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

  Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor's Budget in January, 2007, showed that the state experienced substantially more favorable results than were projected at the time the 2005-06 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

  Fiscal Year 2006-07 Budget

  The Budget Act for 2006-07 (the "2006 Budget Act") was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

  Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

  The 2006 Budget Act contained the following major General Fund components:

  1. Repayments and prepayments of prior obligations - The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

  2. Reduction of the operating deficit - The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

  3. Proposition 98 - The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent.

  4. K-12 Education - The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources was projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

  5. Higher Education - The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act included additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 remained at 2005-06 levels.

  6. Health and Human Services - The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

  7. Transportation Funding - The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund).

  8. Budget Stabilization Account - The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

  2007-08 Fiscal Year Budget

  The Budget Act for 2007-08 (the "2007 Budget Act") was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

  The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the state's history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June, and in recognition of the state's continuing structural deficit and other potential threats, the Legislature increased the total reserve to an $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget was held to $0.6 billion, or 0.6 percent. However, events since enactment of the 2007 Budget Act have required use of the reserve, and the Administration estimated in January 2008 that the State would have a deficit in June, 2008 absent corrective action. See "Budget Risks and Structural Deficit" below.

  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve. The Administration issued $7 billion of revenue anticipation notes to assist in cash management during the fiscal year, an increase from $1.5 billion in 2006-07.

  The 2007 Budget Act contained the following major General Fund components:

  9. Maximizing the Value of the State's Student Loan Guarantee Function -The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The state's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees.

  10. Repayments and prepayments of prior obligations - The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds ("ERBs") from moneys transferred to the BSA, and $5 million of other budgetary debt repayments.

  11. Budget Stabilization Account - The 2007 Budget Act fully funded the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve, and is reported as a reduction of revenues. The other half will be transferred for the purpose of early retirement of Economic Recovery Bonds.

  12. Operating Deficit in 2007-08 - Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act did not have an operating deficit. However, events subsequent to the 2007 Budget Act have eliminated the reserve. See "Budget Risks and Structural Deficit" below.

  13. Proposition 98 - The 2007 Budget Act included Proposition 98 General Fund expenditures of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent.

  14. K-12 Education - The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures are projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations.

  15. Higher Education - The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level.

  16. Health and Human Services - The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

  17. Transportation Funding - The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Proposition 1B, passed in November 2006, provided $19.925 billion in general obligation bond authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provided a total of $4.2 billion in Proposition 1B funding.

  On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. No date has been set for the trial. The budget uses funding that otherwise would have been transferred to the Public Transportation Account ("PTA") or used to fund other transit-related costs that had been funded from the General Fund in prior years. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. A Superior Court judge in late January, 2008, ruled that $409 million of the uses of PTA moneys included in the 2007 Budget Act were unlawful, but the remainder were lawful. This decision may be appealed. The Legislature subsequently re-allocated the $409 million expenditure ruled unlawful to another category which the judge had approved.

  18. Lease of State Lottery - In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

   Budget Risks

  For budget year 2007-08, the state faced and continues to face a number of issues and risks that are having a negative impact on the General Fund, and have reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). Some of the larger risk items include the following:

  1. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in 2007 and early 2008. The January 10, 2008 Governor's Budget for 2008-09 estimates that revenues will be about $4.2 billion lower than original estimates.

  2. Delay in sale of, or other contractual arrangement for the operation of the state's student loan guarantee function operated through a non-profit entity, EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. The estimated revenue from this action has been reduced from $1 billion to $500 million, but even this amount is not assured.

  3. The budget reserve was reduced in August 2007 by $500 million as a result of an adverse court ruling in a case involving delayed payments in 2003 to the State Teachers' Retirement Fund. The respondents have determined not to seek review of the direction to make the delayed payment, and that payment has already been made. Payment of prejudgment and post judgment interest will be required, and those costs could be determined to be up to $220 million, but this is expected to be paid over several years.

  4. Additional Proposition 98 spending because the State Controller's Office's property tax audit did not validate assumptions in the 2007 Budget Act about property tax growth.

  5. Additional costs for employee contracts, totaling about $300 million.

  6. There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

  7. Potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful. See "Transportation Funding" above.

  As noted above, revenues for 2007-08 are estimated to be $4.2 billion below estimates, and expenditures are estimated to be about $1.1 billion over the original budget. To respond to these challenges, the Governor authorized the sale of $3.3 billion of Economic Recovery Bonds, the remaining balance of deficit financing bonds approved by the voters in 2004. This sale was completed in February, 2008. In addition, the Governor has increased General Fund resources by permanently transferring back $1.5 billion from the BSA "rainy day" reserve. The Governor also called a special session of the Legislature to make immediate spending cuts. Legislation approved in mid-February, 2008 contained about $2.7 billion of solutions, but a gap of at least $7 billion remains to be resolved through the budget process. This gap doesn't reflect an additional $1-2 billion of revenue shortfall projected by the legislative analyst's office after release of the Governor's Budget in January, 2008. The Administration will update its revenue projections and budget proposals on May 10, 2008.

  Proposed 2008-09 Budget

  On January 10, 2008, the Governor released his proposal for the 2008-09 fiscal year budget, including updated revenue and expenditure projections for 2007-08. In light of the weakened economy, the Governor projected that, absent corrective actions, the State would face a $14.5 billion deficit by June 30, 2009. As described in the last paragraph above under "Budget Risks," the Governor and Legislature have taken a number of steps to address the shortfall.

  For the 2008-09 budget, the Governor has proposed a number of actions to bring the budget into balance for 2008-09, including the following:

  1. Spending reductions totaling about $9.1 billion, compared to the levels which would be in place with continuation of current programs. Virtually all programs would be affected, averaging about 10 percent reductions, with only those programs exempted which cannot for legal reasons be reduced, like debt service on bonds and pension fund contributions. The largest cut, over $4 billion, would be in aid to local schools, requiring a suspension of the Proposition 98 guaranty for 2008-09. Cost of living increases in most programs would be suspended. Cuts will be applied to higher education, health and social services and corrections budgets.

  2. Suspension of the Proposition 58 transfer to the BSA, saving about $1.5 billion.

  3. A one-time accounting adjustment which would permit accrual into June, 2009 of some tax revenues which will be received in a future period. This adjustment, estimated to bring in about $2 billion, would conform State law to recent changes in Generally Accepted Accounting Principles. There are no other significant tax or revenue raising proposals.

  4. Full funding of the Proposition 42 transfer of sales taxes on motor vehicle fuels to fund transportation programs, and repayment of $83 million of prior loans. The Governor proposes authorization for spending $4.7 billion of voter-authorized bond funds for transportation projects.

  Assuming all the Governor's proposals are enacted, the Governor projects a $2.778 billion reserve balance at the end of the 2008-09 fiscal year. The Governor has also taken steps to avoid cash flow shortfalls in 2007-08 or 2008-09. See "Cash Flow Requirements" below.

  In mid-February, 2008, the Legislative Analyst's Office ("LAO") released a report on the 2008-09 Governor's Budget. Using more recent revenue results, the LAO projected that the two-year deficit was closer to $16 billion, as compared to the Governor's estimate of $14.5 billion. The LAO also presented alternatives to the Governor's proposed massive spending cuts, but the Legislature would need to approve any revenue increases or closing of tax expenditures by a 2/3 vote, and Republican members who have more than 1/3 of the seats in each house of the Legislature have announced opposition to any such action.

  In addition, as part of the 2008-09 Governor's Budget, the Governor proposed a constitutional amendment to enact stricter budgeting reforms. The main element of the proposal would be creation of a permanent budget reserve into which would be deposited the amount of increased revenues in any year when growth in revenues exceeded the average for a reasonable period of prior years' growth. Moneys from this reserve would only be available to make up shortfalls in a year when revenues grew at a rate below the long-term average, and could not be used simply to make up a one-year budget shortfall. In addition, the proposed amendment would permit automatic spending reductions during any fiscal year when revenues fell below projections by a certain amount.

  Strategic Growth Plan

  In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

  In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

  In the 2007-08 Governor's Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor's Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010.

  Cash Flow Requirements

  The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.

  The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

  All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special 1/4 cent statewide sales tax. The State's improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

  The current budget challenges in early 2008 have led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor requested, and the Legislature approved, legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue can be sold. The State may again face cash flow problems in 2008-09, particularly if enactment of the budget is delayed significantly, and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

  Bond Ratings

  The ratings on California's long-term general obligation bonds were as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch in 2000. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of March 1, 2008, were Standard & Poor's "A+," Fitch "A+" and Moody's "A1." However, Fitch has placed the State's ratings on negative watch. The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.

  There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

  Obligations of Other Issuers

  Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results - State-local Fiscal Relations" above.

  In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

  To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

  Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

  Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

  Other Considerations

  The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

  SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

  The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents but is not aware of any fact which would render such information materially inaccurate.

  Relationship between Puerto Rico and the United States

  The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes that are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

  Government Structure

  The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

  Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

  The Economy of Puerto Rico

  The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2006 (from July 1, 2005 to June 30, 2006), trade with the U.S. accounted for approximately 83% of Puerto Rico's exports and approximately 51% of its imports. Most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the U.S. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Consequently, the recession in the U.S. in 2001, and the subsequent recovery, have also been reflected in the Puerto Rico economy, although to a lesser degree.

  Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment (primarily in housing), and relatively low oil prices.

  Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2006. In fiscal year 2006, aggregate personal income was $50.9 billion ($44.0 billion in 2000 prices) and personal per capita income was $12,997 ($11,218 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $15 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2006 were $10.0 billion, of which $8.0 billion, or 80%, represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

  Forecast for Fiscal Year 2007. The current real gross national product forecast from the Puerto Rico Planning Board (Planning Board) for fiscal year 2007, which was released in March 2007, projected a decline of 1.4%, or 2.0% in current dollars. Personal income is expected to decline by 1.2%, or 3.1% in current dollars. The Planning Board expects real growth to return in fiscal year 2008, albeit at only 0.8%, or 5.1% in current dollars. The major factors affecting the economy at this point are, among others, the still relatively high oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth's fiscal crisis, among others, and the effects on economic activity of the implementation of the new sales tax. Consumers will take a while to adjust their behavior to this new system.

  According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

  Forecast for Fiscal Year 2006. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2006 indicate that real gross national product increased 0.7% (5.8% in current dollars) over fiscal year 2005. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices). Aggregate personal income increased from $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices) to $50.9 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,365 in fiscal year 2005 ($11,179 in 2000 prices), to $12,997 in fiscal year 2006 ($11,218 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the general performance and trends of the U.S. economy, although at a lower rate of growth.

  Among the variables contributing to the Planning Board's downward revision in the forecast were the current effect of persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth's budget deficit (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of approximately $2 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth's government with respect to the fiscal year 2006 budget deficit. The implementation of the tax reform legislation discussed below, however, is expected to alleviate the Commonwealth's fiscal difficulties by raising additional revenues from the imposition of a sales tax, but this, too, may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

  Fiscal Year 2005. The Planning Board's reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy (as registered by real gross national product) grew by 1.9%. Nominal gross national product was $53.6 billion ($44.8 billion in 2000 prices), compared to $50.7 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.7%. Aggregate personal income increased from $45.6 billion ($42.5 billion in 2000 prices) to $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices), and personal income per capita increased from $11,724 in fiscal year 2004 ($10,936 in 2000 prices), to $12,365 in fiscal year 2005 ($11,179 in 2000 prices).

  According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance and general trends of the U.S. economy but did not reach the level of U.S. real economic growth.

  Economic Performance by Sector

  The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2002 to fiscal year 2006 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high-technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

  Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board figures show that in fiscal year 2006 manufacturing generated $36.6 billion, or 42.3%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of June 2007, the average hourly manufacturing wage rate in Puerto Rico was 68.1% of the average mainland U.S. rate.

  Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period that recently ended, making the phase-out complete.

  Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, declining 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize at around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the employment decline accelerated further to 6.2%. During the last year the economy has lost around 7,050 jobs in the manufacturing sector. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of Section 936, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico's manufacturing sector is facing increased international competition, and new ideas and initiatives are necessary to improve this sector.

  Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2002 and 2006, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.5%, while payroll employment in this sector increased at an average annual rate of 2.5%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, for fiscal year 2006, the number of self-employed individuals was 182,914, out of which 46.8% were in the services sector and 15.1% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

  According to the Department of Labor and Human Resources, Current Employment Statistics Survey (Establishment Survey), for the first six months of fiscal year 2007 the net employment gain for this sector was 2,200 jobs, compared to same period in the previous year. Service, finance, insurance and real estate employment added 6,800 jobs, while trade lost 4,600 jobs, for a net growth rate of 1%.

  The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

  The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2006, services generated $33.6 billion of gross domestic product, or 38.9% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total, non-farm, payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2002 to 2006, as measured by gross domestic product. From fiscal year 2002 to 2006, gross domestic product increased in wholesale and retail trade from $8.6 billion to $10.7 billion, and in finance, insurance, and real estate from $11.2 billion to $14.7 billion. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of March 31, 2007 were $119.6 billion. As of March 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $78.5 billion.

  Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2006, the government accounted for $8.4 billion of Puerto Rico's gross domestic product, or 9.7% of the total. The government is also a significant employer, providing jobs for 297,450 workers, or 28.8% of total, non-farm, payroll employment in fiscal year 2006. This total includes municipal employees. As of March 31, 2007, central government employment has been reduced by approximately 13,700 positions since September 2004.

  On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

  Tourism. During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

  During the first nine months of fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,331,700, a decrease of 6.6% over the number of persons registered during the same period in fiscal year 2006. The average occupancy rate in tourist hotels during the first nine months of fiscal year 2007 was 70.9%, compared to 70.1% during the same period in fiscal year 2006. The average number of rooms rented in tourist hotels decreased 6.0% during the first nine months of fiscal year 2007 compared with the same period during fiscal year 2006. The average number of rooms available in tourist hotels decreased 7.2% during the first nine months of fiscal year 2007 compared to the same period in fiscal year 2006 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) is taking longer to complete this year than in prior years.

  San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

  The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

  The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the José Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

  Transportation. Thirty-four shipping lines offer regular ocean freight service to eighty U.S. and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

  Luis Muñoz Marín International Airport is currently served by 25 U.S. and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the U.S. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major U.S. airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

  The island's major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important inter-regional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

  The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. It currently has ridership of about 33,000 per day.

  The Port of the Americas Authority (PAA) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (TEU). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

  As of May 31, 2007, PAA had an outstanding balance of $86.3 million under various lines of credit from the Government Development Bank for Puerto Rico (GDB). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

  Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2002 through fiscal year 2006, however, real construction investment decreased 1.1%. This decline was small compared to the high level of construction activity in prior fiscal years. The total value of construction permits increased 2.5% during the same five fiscal-year period.

  Public investment has been an important component of construction investment. During fiscal year 2006, approximately 42% of the total investment in construction was related to public projects. For fiscal year 2006 compared to fiscal year 2005, the total value of construction permits decreased 4.3% and total sales of cement, including imports, decreased 1.0%. Average payroll employment in the construction sector during fiscal year 2006 was 67,059, a decrease of 1.7% from fiscal year 2005. Through the first three quarters of fiscal year 2007, construction employment increased to a seasonally adjusted 67,500, but cement sales (including imports) continued their decline falling 7.1% compared to the same period in fiscal year 2006.

  Total construction investment for fiscal year 2006 decreased (in real terms) by 5.8% (following a 7% real decline in fiscal year 2005) due principally to the reduction in construction-related public projects. For fiscal years 2007 and 2008, the Planning Board forecasts construction investment decreases (in real terms) of 3.5% and 3.4%, respectively. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth's fiscal difficulties.

  During the first eleven months of fiscal year 2007, the number and the total value of construction permits decreased 11.8% and 20.2%, respectively, compared to the same period in fiscal year 2006.

  Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2006, gross income from agriculture was $805.6 million, an increase of 1.5% compared with fiscal year 2005. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants, and other products. During fiscal year 2006, starchy vegetables, coffee, poultry, fruits, and ornamental plants contributed a higher percentage of the sector's income than in the previous fiscal year.

  The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

  Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

  Economic Development

  The Commonwealth's economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor's Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico's entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses (in Spanish, Apoyo al de Aquí) by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico's economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico's government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico's socio-economic development.

  The Commonwealth has formulated a strategic plan to increase its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust (currently capitalized at $4.9 million and expected to grow to $25 million in three years), that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities. As part of this plan, construction has begun on a biotechnology plant in Mayagüez and a molecular sciences building on the main campus of the University of Puerto Rico in Río Piedras. Additionally, the Department of Transportation has transferred land to the University of Puerto Rico for the construction of a cancer center.

  As part of this strategic plan, the Commonwealth is actively pursuing local participation in the aerospace industry, including engineering design services and the outsourcing of business activities. Also, recently Industrial Development Company (PRIDCO) began a program to improve local entrepreneurial capacity by evaluating local businesses with worldwide best practices, and the Economic Development Bank for Puerto Rico (EDB) started a new venture capital program offering financing to entrepreneurs that present projects with great potential for commercialization.

  The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly. Over two dozen call centers have recently been established with employment of over 2,500 persons.

  With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) requiring at least 15% of products and services purchased by government agencies to be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

  Puerto Rico Tax Incentives. One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

  In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct, as a current expense, investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

  The 1998 Tax Incentives Act was also amended to allow a credit against their Puerto Rico income tax liability for investors that acquire the majority of the stock, partnership interests or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against Puerto Rico income tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

  In addition, legislation was enacted (i) amending the 1998 Tax Incentives Act to permit income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries" that utilize innovative technology in their operations not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) granting income tax exemption to financial institutions for the fees and interest income received in connection with loans or guarantees of loans made to finance tourism development projects; (iv) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations in areas designated as tourism enhancement districts; (v) granting tax exemption for investments in infrastructure made by housing developers; (vi) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (vii) granting tax credits for rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or underdeveloped sites.

  In December 2006, two laws were approved that provide additional tax incentives to foster economic development in Puerto Rico. Act No. 289 of December 26, 2006 amended the 1994 Puerto Rico tax code in order to facilitate the creation of local Real Estate Investment Trusts (REITs). A REIT is a corporation, usually publicly traded, that manages a portfolio of real estate to earn profits for shareholders. Under Act No. 289, a special tax rate of 10% applies to the income from this type of investment. The creation of REITs is expected to encourage investment in residential, commercial, and industrial properties and hotels, and will contribute to the development of a local capital market.

  Act No. 287 of December 26, 2006 created a new financing conduit for PRIDCO-sponsored economic development activity, to be known as the Puerto Rico Investment Development Initiative. The interest paid on debt securities issued by companies operating under the Puerto Rico Industrial Incentives Act of 1998 is exempt from Puerto Rico income taxes for bona fide residents of Puerto Rico and local corporations. The proceeds of such debt can be used for general business purposes, such as raw materials and machinery acquisition, construction, general business expenses, intellectual property and research and development, among others, but 80% of the proceeds must be used within Puerto Rico by the benefited company.

  The tax incentives under the 1998 Tax Incentives Act will be available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). Currently, the Puerto Rico Legislature is considering whether to amend, replace, or extend the effectiveness of the 1998 Tax Incentives Act.

  Reduction of the Costs of Doing Business. The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner. Both PRIDCO and the Puerto Rico Tourism Company have completed restructurings resulting in their being able to respond more quickly to the needs of their constituents while shedding over 500 employment positions.

  The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Puerto Rico Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

  The Commonwealth's Department of Economic Development and Commerce initiated a reengineering of the Commonwealth's investment project evaluation process in which all branches of the Commonwealth government participated. The first phase, completed in December 2006, evaluated and developed the model. Currently, the project is in second phase, which should be completed by the end of fiscal year 2007, and which consists of evaluating all laws, bylaws and management styles. The third phase - the implementation and measurement of the reengineering - is scheduled to start during the first semester of fiscal year 2008 and is expected to be completed the following fiscal year.

  Federal Tax Incentives. In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested the Joint Commission on Taxation (JCT) and the U.S. Government Accountability Office (GAO) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections on their operations.

  In May 2006, the GAO published its study titled "Fiscal Relations with the Federal Government and Economic Trends during the Phaseout of the Possessions Tax Credit." The GAO study found that Puerto Rico's per capita gross domestic product and gross national product were significantly lower compared to U.S. averages, and that the absolute gap between the per capita gross national product of Puerto Rico residents and that of U.S. residents has increased. The GAO study further found that, although the value-added by U.S. companies claiming the possessions tax credit decreased by about two-thirds during the period from 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the U.S., they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the U.S. Congress decide which economic development initiatives will best suit Puerto Rico's current situation.

  In June 2006, the JCT published a pamphlet entitled "An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options" (JCT Report). The JCT Report provides an overview of the tax and non-tax rules applicable to U.S. possessions, the special tax rules applicable to Puerto Rico, and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations of the JCT, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax policies aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the U.S. and Puerto Rico, which policies are likely to induce businesses to relocate from the U.S. to Puerto Rico.

  Recently, the U.S. Congress approved legislation to extend to production activities that take place in Puerto Rico the benefit of Section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

  Industrial Incentives Program. Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

  The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

  Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

  Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

  The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation's stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties, and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

  Tourism Incentives Program. For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

  As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Tourism Development Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,900 new hotel rooms.

  Incentives under the U.S. Code. U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

  The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

  As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

  Controlled Foreign Corporations. Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

  CFCs operate under transfer pricing rules for intangible income that are different from those applicable to U.S. corporations operating under Section 936 of the U.S. Code (Section 936 Corporations). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

  Recently, the U.S. Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs.

  Public Sector Debt

  Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

  Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes, and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not "available resources" under the Constitutional provisions relating to the Bonds.

  All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody's and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law ("non-eligible investments")). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

  Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $768,843,250 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($768,843,250) is equal to 9.21% of $8,346,104,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2005 and June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B and the above portion of the Public Improvement Bonds of 2006, Series A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.186% and future maximum annual debt service for the Commonwealth's outstanding general obligation debt would be $680,742,340 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (PRASA) guaranteed bonds have been paid by PRASA since fiscal year 2006 and, thus, such payments are not now included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

  The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

  Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

  On May 22, 2007, Moody's Investors Service (Moody's) confirmed its "Baa3" and "Bal" rating on the Commonwealth's general obligation debt and its appropriation debt, respectively, and its negative ratings outlook thereon.

  On May 22, 2007, Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P), lowered its rating on the Commonwealth's general obligation debt to "BBB-", changed its negative ratings outlook thereon to stable, and confirmed its "BBB-" rating on the Commonwealth's appropriation debt.

  As of May 31, 2007, $2.83 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for these bonds.

  As of May 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, GDB held approximately $86.3 million of the Port of the Americas Authority's outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. No payments under the Commonwealth guaranty have been required for these bonds.

  As of May 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $713.8 million. This amount consisted of $277.8 million in revenue bonds sold to the public, $209.1 million in bonds issued to the U.S. Department of Agriculture, Rural Development, and $226.8 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. PRASA has resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

  Retirement Systems

  Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

  The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

  The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Substantially all active teachers of the Commonwealth's Department of Education are covered by Act No. 91 of March 29, 2004 which superseded Act No. 218 of 1951. The new law establishes that: (i) the Teachers Retirement System's active employees as of March 29, 2004 (not public school teachers or other Education Department employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System; (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System; and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth, its municipalities and instrumentalities. As of March 30, 2007, the total number of participants, including active participants and retirees, in the three systems was as follows: Employees Retirement System, 274,060; Teachers Retirement System, 77,500 (June 30, 2006 datum); and Judiciary Retirement System, 691. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, and investment income.

  The central government is responsible for approximately 62% of total employer contributions to the Employees Retirement System, and the other 38% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

  According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

  According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

  Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

  The Teachers Retirement System is seeking reimbursement from the Commonwealth's Office of Management and Budget (OMB) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System's interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

  In February 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the Employees Retirement System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

  In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

  The law approving the sale of a controlling interest in Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc. (Verizon)) provides that any future proceeds received by the government from the sale of its then remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System. The Commonwealth has decided to exercise its tag-along rights in connection with the sale by Verizon of its PRTC stock to Sercotel. As a result of the exercise of such rights, the Employees Retirement System received in June 2007 approximately $529 million from the sale of its remaining stock participation in PRTC.

  Historically, the Employees Retirement System achieved a return on investment of less than 2% on the PRTC stock, while the average return of the other assets in its portfolio was approximately 10.8%. In order to improve its funding ratio and address its continuing cash shortfalls, the Employees Retirement System intends to use the proceeds received from the sale of the PRTC stock to acquire other, higher-yield assets, such as personal and mortgage loans to participants of the System.

  The Employees Retirement System's disbursements of benefits during fiscal years 2003 through 2006 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year's cash shortfalls.

  The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds.

  In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System's funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets as described above. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

  Major Sources of General Fund Revenues

  Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

  Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

  Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

  Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

  Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

  In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity's income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

  Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of real estate investment trusts (REITs) received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

  In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

  The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

  Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

  Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

  Sales and Use Taxes. The Sales Tax (see "Tax Reform") is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and is projected to generate for the General Fund approximately $911 million for fiscal year 2008 and approximately $576 million for fiscal year 2007.

  Excise Taxes. The P.R. Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

  Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

  Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales, and receipts from public corporations in lieu of taxes.

  Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum-producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is currently returned to the Treasury through December 31, 2007.

  Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

  Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (CRIM), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

  Collections of Income and Excise Taxes

  The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses; (ii) computerizing the processing of tax returns; and (iii) identifying and eliminating taxpayer evasion. With the elimination of the general excise tax in October 2006, Treasury excise tax personnel have been reassigned to monitor compliance with the new sales tax.

  Tax Reform

  Act No. 117 of July 4, 2006 (Act 117) amended the P.R. Code to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government ("Central Government Sales Tax"). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% ("Municipal Sales Tax" and, together with the Central Government Sales Tax, "Sales Tax"). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

  The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations provided therein. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale; (ii) taxable items acquired by manufacturing plants; (iii) taxable items acquired for use and consumption outside of Puerto Rico; (iv) certain food products that do not need to be heated before their sale; (v) prescription drugs; (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes; (vii) services provided by designated professionals; (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money; (ix) sales of real property; and (x) leases in which the Industrial Development Company is the owner of the property.

  Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

  The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.3% out of the total 7% Sales Tax); (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, will receive one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax); and (iii) the General Fund will receive the balance of the Sales Tax (equivalent to a tax of 4.7% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections are $191 million and $576 million. The increase in revenues to be generated by the Sales Tax will be partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

  Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (Transition Period). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with "built-in" gains associated to capital assets held for periods in excess of six months (Special Capital Gains Tax). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

  Federal Grants

  Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $4.047 billion for fiscal year 2007, a decrease of $8.6 million, or 0.2%, from fiscal year 2006.

  Budget of the Commonwealth

  The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

  The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

  The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

  Fiscal Reform. On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (Fiscal Reform Legislation). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch's discretion and through the use of the Executive Branch's prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged

  Financial Control and Adjustment Procedures. Revenue estimates for budgetary purposes are prepared by the Treasury, except for estimates of federal grants, which are prepared by OMB based on information received from the various departments and other recipients of such grants. Revenue and federal grant estimates are under continuous review and, if necessary, are revised at least quarterly during the fiscal year. Fiscal control over expenditures is exercised by the Governor, through the Director of OMB, and the Secretary of the Treasury. Monthly reviews and expenditure cut-off procedures are followed to prevent expenditures in excess of appropriations.

  During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority; first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare and retirement systems; and fourth, all other purposes.

  A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of June 30, 2007, the Budgetary Fund balance was $300,000.

  An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended in 2003 to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of June 30, 2007, the balance in the Emergency Fund was less than $1 million.

  Appropriations. In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico and to the municipalities.

  For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 56% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

  Budget for Fiscal Year 2007. The consolidated budget for fiscal year 2007 totals $26.5 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $108 million over actual expenditures for fiscal year 2006.

  Projected expenses and capital improvements of all budgetary funds total $14.3 billion, a decrease of approximately $1.3 billion from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $57.7 million), Transportation and Communication (up $11.6 million), economic development (up $24.8 million), public safety and protection (up $36.1 million), debt service on Commonwealth's general obligation and guaranteed debt (up $400.7 million), and decreases in housing (down $70.4 million), health (down $216.9 million), education (down $126 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $488.4 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Dedicated Sales Tax Fund. Amounts not covered by the Dedicated Sales Tax Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

  The Commonwealth has authorized the issuance of $500 million of general obligation bonds for fiscal year 2007.

  Budget for Fiscal Year 2008. The consolidated budget for fiscal year 2008 totals $26.7 billion. Of this amount, $14.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents a decrease of $261 million over approved expenditures for fiscal year 2007.

  Projected expenses and capital improvements of all budgetary funds total $14.1 billion, a decrease of approximately $0.2 billion from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in special pension contribution (up $24.1 million), public safety and protection (up $22.7 million), transportation and communication (up $1.5 million), and other debt service (up $5.9 million), and decreases in welfare (down $122.3 million), debt service on Commonwealth's general obligation and guaranteed debt (down $61.5 million), education (down $42.5 million), health (down $33.4 million), contributions to municipalities (down $26.3 million), economic development (down $24.9 million), and general government (down $3.8 million).

  The Governor has proposed the issuance of $425 million of general obligation bonds for fiscal year 2008, but such bonds have not yet been authorized.

  PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

  The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  The Selection of Brokers

  In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

  Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

  FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Hard Dollar Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

  Affiliated Transactions

  FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

  The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

  Trade Allocation

  Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended February 29, 2008, and February 28, 2007, the fund's portfolio turnover rates were 13% and 16%, respectively.

  The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended February 29	Dollar Amount	Percentage of Average Net Assets
2008	$ 200	 0.00%
2007(dagger)	$ 40	 0.00%
2006(dagger)*	$ 0	 0.00%

  (dagger) Fiscal Year ended February 28.

  * California Short-Intermediate Tax-Free Bond Fund commenced operations on October 25, 2005.

  During the fiscal year ended February 29, 2008, the fund paid no brokerage commissions to firms for providing research services.

  VALUATION

  The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

  Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

  The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

  The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and from the federal alternative minimum tax (AMT). Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the Federal AMT, although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  California Tax Matters. As long as the fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise tax.

  Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

  Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

  Year of Election or Appointment: 1983

  Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

  Year of Election or Appointment: 2007

  Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

  Year of Election or Appointment: 2005

  Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

  Year of Election or Appointment: 2006

  Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

  Year of Election or Appointment: 2004

  Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

  Year of Election or Appointment: 2007

  Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

  Year of Election or Appointment: 2001

  Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

  Year of Election or Appointment: 2000

  Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

  Year of Election or Appointment: 2005

  Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

  Year of Election or Appointment: 2002

  Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

  Year of Election or Appointment: 2005

  Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

  Advisory Board Members and Executive Officers**:

  Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

  Year of Election or Appointment: 2008

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

  Year of Election or Appointment: 2003

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

  Year of Election or Appointment: 2007

  Member of the Advisory Board of Fidelity California Municipal Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

  Year of Election or Appointment: 2007

  President and Treasurer of California Short-Intermediate Tax-Free Bond. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (52)

  Year of Election or Appointment: 2006

  Vice President of California Short-Intermediate Tax-Free Bond. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (59)

  Year of Election or Appointment: 2005

  Secretary of California Short-Intermediate Tax-Free Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

  Year of Election or Appointment: 2008

  Assistant Secretary of California Short-Intermediate Tax-Free Bond. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

  Year of Election or Appointment: 2006

  Anti-Money Laundering (AML) officer of California Short-Intermediate Tax-Free Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

  Year of Election or Appointment: 2006

  Chief Financial Officer of California Short-Intermediate Tax-Free Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

  Year of Election or Appointment: 2005

  Chief Compliance Officer of California Short-Intermediate Tax-Free Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

  Year of Election or Appointment: 2005

  Deputy Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

  Year of Election or Appointment: 2005

  Deputy Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

  Year of Election or Appointment: 2005

  Assistant Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

  Year of Election or Appointment: 2005

  Assistant Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

  Year of Election or Appointment: 2007

  Assistant Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

  Year of Election or Appointment: 2005

  Assistant Treasurer of California Short-Intermediate Tax-Free Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

  ** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

  Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The Board of Trustees has established three Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Mr. Dirks), the Equity II Committee (composed of Messrs. Stavropoulos (Chair), and Lautenbach), and the Fixed-Income and Asset Allocation Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier and Ms. Knowles). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and Asset Allocation Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues. The Equity I Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to November 2007, the three Fund Oversight Committees were the Equity Committee; the Fixed-Income, International, and Special Committee; and the Select and Asset Allocation Committee. During the fiscal year ended February 29, 2008, the Equity Committee held eight meetings, the Fixed-Income, International, and Special Committee held nine meetings, the Select and Asset Allocation Committee held eight meetings, the Equity I Committee held two meetings, the Equity II Committee held three meetings, and the Fixed-Income and Asset Allocation Committee held three meetings.

  The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small) and the Fixed-Income Contract Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 29, 2008, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held four meetings.

  The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended February 29, 2008, the Shareholder, Distribution and Brokerage Committee held 12 meetings.

  The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 29, 2008, the committee held 14 meetings.

  The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 29, 2008, the committee held 11 meetings.

  The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 29, 2008, the committee held seven meetings.

  The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended February 29, 2008, the committee held four meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2007.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	James C. Curvey
California Short-Intermediate Tax-Free Bond	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
California Short-Intermediate Tax-Free Bond	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
California Short-Intermediate Tax-Free Bond	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

  The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 29, 2008, or calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	Arthur E. Johnson[2]	James H. Keyes	Marie L. Knowles	Alan J. Lacy[3]
California Short-Intermediate Tax-Free Bond	$ 30	$ 28	$ 29	$ 6	$ 29	$ 33	$ 6
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 370,250	$ 356,750	$ 360,750	$ 0	$ 359,250	$ 422,750	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	David M. Thomas[5]	Michael E. Wiley[6]	Kenneth L. Wolfe
California Short-Intermediate Tax-Free Bond	$ 39	$ 20	$ 29	$ 34	$ 14	$ 14	$ 29
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 494,750	$ 179,250	$ 365,750	$ 418,500	$ 97,500	$ 97,500	$ 366,250

  1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

  2 Effective January 1, 2008, Mr. Arthur E. Johnson serves as a Member of the Advisory Board.

  3 Effective January 1, 2008, Mr. Lacy serves as a Member of the Advisory Board.

  4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

  5 Effective October 1, 2007, Mr. Thomas serves as a Member of the Advisory Board.

  6 Effective October 1, 2007, Mr. Wiley serves as a Member of the Advisory Board.

  A Reflects compensation received for the calendar year ended December 31, 2007 for 373 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2007, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $158,875; Albert R. Gamper, Jr., $155,125; George H. Heilmeier, $155,125; James H. Keyes, $155,125; Marie L. Knowles, $170,125; Ned C. Lautenbach, $205,125; Cornelia M. Small, $155,125; William S. Stavropoulos, $161,375; and Kenneth L. Wolfe, $155,125. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $37,576.

  As of February 29, 2008, approximately 7.35% of the fund's total outstanding shares was held by an FMR affiliate. FMR LLC is the ultimate parent company of FMR and this FMR affiliate. By virtue of his ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section on page <Click Here>, Mr. Edward C. Johnson 3d, Trustee, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

  As of February 29, 2008, the following owned of record and/or beneficially 5% or more (up to and including 25%) of the fund's outstanding shares:

  Fidelity Investments Money Management, Inc. (FIMM), Merrimack, NH, 7.35%.

  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, and Fidelity Research & Analysis Company (FRAC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

  FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

  MANAGEMENT CONTRACT

  The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-	6	.3400	 50	.2188
6	-	9	.3100	 100	.1869
9	-	12	.2800	 150	.1736
12	-	15	.2500	 200	.1652
15	-	18	.2200	 250	.1587
18	-	21	.2000	 300	.1536
21	-	24	.1900	 350	.1494
24	-	30	.1800	 400	.1459
30	-	36	.1750	 450	.1427
36	-	42	.1700	 500	.1399
42	-	48	.1650	 550	.1372
48	-	66	.1600	 600	.1349
66	-	84	.1550	 650	.1328
84	-	120	.1500	 700	.1309
120	-	156	.1450	 750	.1291
156	-	192	.1400	 800	.1275
192	-	228	.1350	 850	.1260
228	-	264	.1300	 900	.1246
264	-	300	.1275	 950	.1233
300	-	336	.1250	 1,000	.1220
336	-	372	.1225	 1,050	.1209
372	-	408	.1200	 1,100	.1197
408	-	444	.1175	 1,150	.1187
444	-	480	.1150	 1,200	.1177
480	-	516	.1125	 1,250	.1167
516	-	587	.1100	 1,300	.1158
587	-	646	.1080	 1,350	.1149
646	-	711	.1060	 1,400	.1141
711	-	782	.1040	 1,450	.1132
782	-	860	.1020	 1,500	.1125
860	-	946	.1000	 1,550	.1117
946	-	1,041	.0980	 1,600	.1110
1,041	-	1,145	.0960	 1,650	.1103
1,145	-	1,260	.0940	 1,700	.1096
1,260	-	1,386	.0920	 1,750	.1089
1,386	-	1,525	.0900	 1,800	.1083
1,525	-	1,677	.0880	 1,850	.1077
1,677	-	1,845	.0860	 1,900	.1070
Over		1,845	.0840	 1,950	.1065
				 2,000	.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,324 billion of group net assets - the approximate level for February 2008 - was 0.1154%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,324 billion.

  The fund's individual fund fee rate is 0.2500%. Based on the average group net assets of the funds advised by FMR for February 2008, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
California Short-Intermediate Tax-Free Bond	0.1154%	+	0.2500%	=	0.3654%

  One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FMR management fees of $433,202, $305,519, and $40,458, respectively.

  FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.



  Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement, FMR, and not the fund, pays FIMM's fees.

  Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities. Under the terms of the master international fixed-income research agreement, FIMM, and not the fund, pays FIIA. Under the terms of the fixed-income sub-research agreement, FIIA, and not the fund, pays FIIA(U.K.)L.

  Sub-Adviser - FRAC. On behalf of the fund, FMR, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR, FMRC, and FIMM, and not the fund, agree, in the aggregate, to pay FRAC.

  Jamie Pagliocco is the portfolio manager of California Municipal Income and receives compensation for his services. As of February 29, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of California Municipal Income is based on the fund's pre-tax investment performance measured against the Lehman Brothers® California Enhanced Municipal Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Pagliocco as of February 29, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,744	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes California Short-Intermediate Tax-Free Bond ($148 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

  As of February 29, 2008, the dollar range of shares of California Short-Intermediate Tax-Free Bond beneficially owned by Mr. Pagliocco was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

   B. FMR Investment Compliance votes proxies. In the event an Investment Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the guidelines.

   E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Compliance. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

   A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

   B. Golden parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination.

   C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

   D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

   E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

   F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

   G. Large Capitalization Company - a company included in the Russell 1000® stock index.

   H. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

  I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

  FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than 5 years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

  4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

   7. The Board is not comprised of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

  1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

   3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

  4. Awards to non-employee directors are subject to management discretion.

  5. In the case of stock awards, the restriction period is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

  FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

  1. The shares are granted by a compensation committee composed entirely of independent directors; and

  2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

  B. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

  3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  4. The company's relative performance compared to other companies within the relevant industry or industries;

  5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  C. Employee Stock Purchase Plans

  FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  D. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  E. Executive Compensation

  FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A sunset provision of no greater than 5 years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  C. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  D. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  E. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

  VII. Shares of Investment Companies

   A. When a Fidelity Fund invests in an underlying Fidelity fund with public shareholders, an Exchange Traded Fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

   B. Certain Fidelity Funds may invest in shares of underlying Fidelity funds which are held exclusively by Fidelity funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

  Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

  Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  The fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency services for the fund. Citibank in turn has entered into a sub-transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for the fund and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets. The position fees are subject to increase based on postage rate changes.

  FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or fund of fund's assets that is invested in the fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for the fund are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  For the fiscal years ended February 29, 2008, February 28, 2007, and February 28, 2006, the fund paid FSC pricing and bookkeeping fees of $30,680, $20,831, and $2,718, respectively.

  DESCRIPTION OF THE TRUST

  Trust Organization. Fidelity California Short-Intermediate Tax-Free Bond Fund is a fund of Fidelity California Municipal Trust, an open-end management investment company created under an initial declaration of trust dated April 28, 1983. Currently, there are two funds offered in the trust: Fidelity California Municipal Income Fund and Fidelity California Short-Intermediate Tax-Free Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

  The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

  Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

  Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

  FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

  FINANCIAL STATEMENTS

  The fund's financial statements and financial highlights for the fiscal year ended February 29, 2008, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

  FUND HOLDINGS INFORMATION

  The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

  The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  This information will be available on the web site until updated for the next applicable period.

  The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); and Anacomp Inc. (full or partial holdings daily, on the next business day).

  FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

  There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  APPENDIX

  Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

  The third party marks appearing above are the marks of their respective owners.

  Fidelity California Municipal Trust
  Post-Effective Amendment No. 55

  PART C. OTHER INFORMATION

  Item 23. Exhibits

  (a) (1) Amended and Restated Declaration of Trust, dated March 13, 2002, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 41.

  (2) Certificate of Amendment of the Declaration of Instrument, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 45.

  (b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

  (c) Not applicable.

  (d) (1) Management Contract, dated August 1, 2007, between California Municipal Income Fund and Fidelity Management & Research Company is filed herein as Exhibit (d)(1).

  (2) Management Contract, dated August 1, 2007 between Fidelity California Short-Intermediate Tax-Free Bond Fund and Fidelity Management & Research Company is filed herein as Exhibit (d)(7).

  (3) Sub-Advisory Agreement, dated October 20, 2005, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 51.

  (4) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income Fund) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36.

  (5) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

  (6) Schedule A, dated April 2, 2007, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(6) of Fidelity Revere Street Trust's (File No. 811-07807) Post-Effective Amendment No. 23.

  (7) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

  (8) Schedule A, dated April 2, 2007, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Post-Effective Amendment No. 23.

  (9) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant, is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

  (10) Schedule A, dated October 18, 2007, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant, is incorporated herein by reference to Exhibit (d)(10) of Fidelity Court Street Trust's (File No. 002-58774) Post-Effective Amendment No. 87.

  (e) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity California Municipal Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 54.

  (2) General Distribution Agreement, dated May 1, 2006 between Fidelity California Short-Intermediate Tax-Free Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 54.

  (3) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 53.

  (4) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 53.

  (5) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 53.

  (f) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through May 14, 2006 is incorporated herein by reference to Exhibit (f)(1) of Fidelity Central Investment Portfolios LLC (File No. 811-21667) Amendment No. 6.

  (g) (1) Custodian Agreement and Appendix B, C, D, and E, dated January 1, 2007, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

  (2) Appendix A, dated June 29, 2007, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(4) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 76.

  (3) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (4) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (5) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (6) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (7) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (8) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

  (9) Schedule A-1, Part I and Part IV, dated December 14, 2007, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(9) of Fidelity Court Street Trust's (File No. 002-58774) Post Effective Amendment No. 87.

  (h) Not applicable.

  (i) Legal Opinion of Dechert LLP for Fidelity California Municipal Income and Fidelity California Short-Intermediate Tax-Free Bond Fund, dated April 25, 2008, is filed herein as Exhibit (i).

  (j) Consent of PricewaterhouseCoopers LLP, dated April 29, 2008, is filed herein as Exhibit (j).

  (k) Not applicable.

  (l) Not applicable.

  (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity California Municipal Income Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 38.

  (2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class A is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 43.

  (3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class T is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 43.

  (4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class B is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 43.

  (5) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class C is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 43.

  (6) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Institutional Class is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 43.

  (7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 50.

  (n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail Retirement and/or Advisor Classes, dated March 20, 2008, on behalf of Fidelity California Municipal Trust on behalf of Fidelity California Municipal Income Fund is incorporated herein by reference to Exhibit (n)(1) of Fidelity Mt. Vernon Street Trust's (File No. 002-90649) Post-Effective Amendment No. 51.

  (2) Schedule I, dated March 20, 2008, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail Retirement and/or Advisor Classes, dated March 20, 2008, on behalf of Fidelity California Municipal Trust on behalf of Fidelity California Municipal Income Fund is incorporated herein by reference to Exhibit (n)(2) of Fidelity Mt. Vernon Street Trust's (File No. 002-79755) Post-Effective Amendment No. 51.

  (p) (1) Code of Ethics, dated 2008, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc.,Fidelity Research & Analysis Company, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 70.

  (2) Code of Ethics, dated February 2008, adopted by Fidelity International Limited (FIL), Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Garrison Street Trust's (File No. 811-04861) Post-Effective Amendment No. 63.

  Item 24. Trusts Controlled by or under Common Control with this Trust

  The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

  Item 25. Indemnification

  Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

  Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

  Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

  (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

  (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

  Item 26. Business and Other Connections of Investment Advisers

  (1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

  FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

  Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Trustee of funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003).

James C. Curvey	Director of FMR and FMRC (2007); Director and Vice Chairman of FMR LLC (2006); Trustee of funds advised by FMR.

John J. Remondi	Director of FMR and FMRC (2007); Director (2006), Chief Administrative Officer and Executive Vice President (2008) of FMR LLC; Previously served as Chief Financial Officer of FMR LLC (2007).

Dwight D. Churchill	Executive Vice President of FMR, FMRC (2005) and FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Walter C. Donovan	President of FMR and FMRC (2008); Executive Vice President of FIMM (2008); Previously served as Executive Vice President of FMR and FMRC (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2005).

Eric D. Roiter	Senior Vice President, General Counsel, and Secretary of FMR and FMRC; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President of FMR and FMRC (2008).

Nicholas E. Steck

  Senior Vice President of FRAC and FIMM (2008); Compliance Officer of FMR, FMRC, FMR U.K., FRAC, and FIMM (2006), Strategic Advisers, Inc. (2005), and FMR LLC (2002); Previously served as Vice President of FMR (2006); Senior Vice President of FMR (2006).

Susan Sturdy

  Assistant Secretary of FMR, FMRC, and FDC; Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006); Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K.; Previously served as Vice President of FMR and FMRC (2008).

  (2) FMR CO., INC. (FMRC)

  FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

  Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Trustee of funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003).

James C. Curvey	Director of FMR and FMRC (2007); Director and Vice Chairman of FMR LLC (2006); Trustee of funds advised by FMR.

John J. Remondi	Director of FMR and FMRC (2007); Director (2006), Chief Administrative Officer and Executive Vice President (2008) of FMR LLC; Previously served as Chief Financial Officer of FMR LLC (2007).

Dwight D. Churchill	Executive Vice President of FMR, FMRC (2005) and FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Walter C. Donovan	President of FMR and FMRC (2008); Executive Vice President of FIMM (2008); Previously served as Executive Vice President of FMR and FMRC (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2005).

Eric D. Roiter	Senior Vice President, General Counsel, and Secretary of FMR and FMRC; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President of FMR and FMRC (2008).

Nicholas E. Steck

  Senior Vice President of FRAC and FIMM (2008); Compliance Officer of FMR, FMRC, FMR U.K., FRAC, and FIMM (2006), Strategic Advisers, Inc. (2005), and FMR LLC (2002); Previously served as Vice President of FMR (2006); Senior Vice President of FMR (2006).

Susan Sturdy

  Assistant Secretary of FMR, FMRC, and FDC; Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006); Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K.; Previously served as Vice President of FMR and FMRC (2008).

  (3) FIDELITY RESEARCH & ANALYSIS COMPANY (FRAC)

  FRAC provides investment advisory services to Fidelity Management & Research Company, Fidelity Management Trust Company, FMR Co., Inc., and Fidelity Investments Money Management, Inc. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

  Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Trustee of funds advised by FMR.

Eric Wetlaufer	Chairman of the Board, Chief Executive Officer, President and Director of FMR U.K. (2007); President and Director of FRAC (2006); Previously served as Senior Vice President of FMR and FMRC (2006).

Mary Brady	Assistant Secretary of FRAC, FIMM and FMR LLC (2008).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2005).

Eric D. Roiter	Senior Vice President, General Counsel, and Secretary of FMR and FMRC; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President of FMR and FMRC (2008).

Nicholas E. Steck

  Senior Vice President of FRAC and FIMM (2008); Compliance Officer of FMR, FMRC, FMR U.K., FRAC, and FIMM (2006), Strategic Advisers, Inc. (2005), and FMR LLC (2002); Previously served as Vice President of FMR (2006); Senior Vice President of FMR (2006).

Susan Sturdy

  Assistant Secretary of FMR, FMRC, and FDC; Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006); Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K.; Previously served as Vice President of FMR and FMRC (2008).

  (4) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

  FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

  Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Trustee of funds advised by FMR.

Mary Brady	Assistant Secretary of FRAC, FIMM and FMR LLC (2008).

Dwight D. Churchill	Executive Vice President of FMR, FMRC (2005) and FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Walter C. Donovan	President of FMR and FMRC (2008); Executive Vice President of FIMM (2008); Previously served as Executive Vice President of FMR and FMRC (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President andDirector of FIMM (2008); Previously served as Senior Vice President of FIMM (2006).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2005).

Eric D. Roiter	Senior Vice President, General Counsel, and Secretary of FMR and FMRC; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President of FMR and FMRC (2008).

Nicholas E. Steck

  Senior Vice President of FRAC and FIMM (2008); Compliance Officer of FMR, FMRC, FMR U.K., FRAC, and FIMM (2006), Strategic Advisers, Inc. (2005), and FMR LLC (2002); Previously served as Vice President of FMR (2006); Senior Vice President of FMR (2006).

Susan Sturdy

  Assistant Secretary of FMR, FMRC, and FDC; Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006); Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR LLC (2006).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K.; Previously served as Vice President of FMR and FMRC (2008).

  (5) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

  The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President (2005) and Director (2002) of FIIA; President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005).

Chris Coombe	Chief Financial Officer of FIIA (2006); Director of FIJ (2006).

Brett Goodin	Director of FIIA.

Kathryn Matthews	Director of FIIA (2005).

Frank Mutch	Director of FIIA.

Allan Pelvang	Director and Vice President of FIIA (2006).

Rosalie Powell	Assistant Secretary of FIIA.

David J. Saul	Director of FIIA.

Graham Seed	Secretary of FIIA (2004).

Robert Stewart	Director of FIIA (2004).

Ann Stock	Chief Compliance Officer of FIIA (2005); Director of FIIA(U.K.)L (2003).

Andrew Wells	Director of FIIA (2005).

Natalie Wilson	Assistant Secretary of FIIA (2007).

  (6) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

  The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President (2005) and Director (2002) of FIIA; President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005).

Ian Jones	Chief Compliance Officer of FIIA(U.K.)L (2004).

Martin Harris	Director of FIIA (U.K.)L (2007).

Nicky Richards	Director of FIIA(U.K.)L (2006).

Ann Stock	Chief Compliance Officer of FIIA (2005); Director of FIIA(U.K.)L (2003).

Richard Wane	Director of FIIA(U.K.)L (2003).

  Principal business addresses of the investment adviser, sub-advisers and affiliates.

  Fidelity Management & Research Company (FMR)
  245 Summer Street
  Boston, MA 02210

  FMR Co., Inc. (FMRC)
  245 Summer Street
  Boston, MA 02210

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
  245 Summer Street
  Boston, MA 02210

  Fidelity Research & Analysis Company (FRAC)
  245 Summer Street
  Boston, MA 02210

  Fidelity Investments Money Management, Inc. (FIMM)
  One Spartan Way
  Merrimack, NH 03054

  Fidelity International Investment Advisors (FIIA)
  Pembroke Hall
  42 Crow Lane
  Pembroke, Bermuda HM 19

  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L)
  25 Cannon Street
  London, England EC4M5TA

  Fidelity Investments Japan Limited (FIJ)
  Shiroyama Trust Tower
  4-3-1, Toranomon, Minato-ku,
  Tokyo, Japan 105-6019

  Strategic Advisers, Inc.
  245 Summer Street
  Boston, MA 02210

  FMR LLC
  82 Devonshire Street
  Boston, MA 02109

  Fidelity Distributors Corporation (FDC)
  82 Devonshire Street
  Boston, MA 02109

  Item 27. Principal Underwriters

  (a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Steven Akin	Director and President (2006)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jane Greene	Treasurer and Controller	None
John J. Hitt	Assistant Secretary (2006)	None
Craig Huntley	Executive Vice President (2006)	None
Rodger A. Lawson	Director	None
William F. Loehning	Executive Vice President (2003)	None
John McGinty	Senior Vice President, Secretary and Chief Legal Officer	None
Susan Sturdy	Assistant Secretary	None
J. Gregory Wass	Assistant Treasurer	None

  * 82 Devonshire Street, Boston, MA

  (c) Not applicable.

  Item 28. Location of Accounts and Records

  All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

  Item 29. Management Services

  Not applicable.

  Item 30. Undertakings

  Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of April 2008.

Fidelity California Municipal Trust
	By	/s/Kimberley Monasterio
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kimberley Monasterio, President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kimberley Monasterio		President and Treasurer	April 29, 2008
Kimberley Monasterio		(Principal Executive Officer)

/s/Joseph B. Hollis		Chief Financial Officer	April 29, 2008
Joseph B. Hollis		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	April 29, 2008
Edward C. Johnson 3d

/s/James C. Curvey	*	Trustee	April 29, 2008
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	April 29, 2008
Dennis J. Dirks

/s/Albert R. Gamper	*	Trustee	April 29, 2008
Albert R. Gamper

/s/George H. Heilmeier	*	Trustee	April 29, 2008
George H. Heilmeier

/s/James H. Keyes	*	Trustee	April 29, 2008
James H. Keyes

/s/Marie L. Knowles	*	Trustee	April 29, 2008
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	April 29, 2008
Ned C. Lautenbach

/s/Cornelia M. Small	*	Trustee	April 29, 2008
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	April 29, 2008
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	April 29, 2008
Kenneth L. Wolfe

  * Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated April 1, 2007 and filed herewith.

  * By: /s/Joseph R. Fleming
  Joseph R. Fleming, pursuant to a power of attorney dated May 17, 2007 and filed herewith.

  POWER OF ATTORNEY

  I, the undersigned President and Director or Trustee, as the case may be, of the following investment companies:

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series I

  Fidelity Advisor Series II

  Fidelity Advisor Series IV

  Fidelity Advisor Series VII

  Fidelity Advisor Series VIII

  Fidelity Beacon Street Trust

  Fidelity Boylston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Capital Trust

  Fidelity Central Investment Portfolios LLC

  Fidelity Charles Street Trust

  Fidelity Colchester Street Trust

  Fidelity Commonwealth Trust

  Fidelity Concord Street Trust

  Fidelity Congress Street Fund

  Fidelity Contrafund

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Covington Trust

  Fidelity Destiny Portfolios

  Fidelity Devonshire Trust

  Fidelity Exchange Fund

  Fidelity Financial Trust

  Fidelity Fixed-Income Trust

  Fidelity Garrison Street Trust

  Fidelity Hanover Street Trust

  Fidelity Hastings Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Investment Trust

  Fidelity Magellan Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Money Market Trust

  Fidelity Mt. Vernon Street Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Newbury Street Trust

  Fidelity Oxford Street Trust

  Fidelity Phillips Street Trust

  Fidelity Puritan Trust

  Fidelity Revere Street Trust

  Fidelity School Street Trust

  Fidelity Securities Fund

  Fidelity Select Portfolios

  Fidelity Summer Street Trust

  Fidelity Trend Fund

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Variable Insurance Products Fund

  Variable Insurance Products Fund II

  Variable Insurance Products Fund III

  Variable Insurance Products Fund IV

  Variable Insurance Products Fund V

  in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director or Trustee, (collectively, the "Funds"), hereby revoke all previous powers of attorney I have given to sign and otherwise act in my name and behalf in matters involving the Funds and hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after April 1, 2007.

  WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	April 1, 2007
Edward C. Johnson 3d

  POWER OF ATTORNEY

  We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series I

  Fidelity Advisor Series II

  Fidelity Advisor Series IV

  Fidelity Advisor Series VII

  Fidelity Advisor Series VIII

  Fidelity Beacon Street Trust

  Fidelity Boylston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Capital Trust

  Fidelity Central Investment Portfolios LLC

  Fidelity Charles Street Trust

  Fidelity Colchester Street Trust

  Fidelity Commonwealth Trust

  Fidelity Concord Street Trust

  Fidelity Congress Street Fund

  Fidelity Contrafund

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Covington Trust

  Fidelity Destiny Portfolios

  Fidelity Devonshire Trust

  Fidelity Exchange Fund

  Fidelity Financial Trust

  Fidelity Fixed-Income Trust

  Fidelity Garrison Street Trust

  Fidelity Hanover Street Trust

  Fidelity Hastings Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Investment Trust

  Fidelity Magellan Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Money Market Trust

  Fidelity Mt. Vernon Street Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Newbury Street Trust

  Fidelity Oxford Street Trust

  Fidelity Phillips Street Trust

  Fidelity Puritan Trust

  Fidelity Revere Street Trust

  Fidelity School Street Trust

  Fidelity Securities Fund

  Fidelity Select Portfolios

  Fidelity Summer Street Trust

  Fidelity Trend Fund

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Variable Insurance Products Fund

  Variable Insurance Products Fund II

  Variable Insurance Products Fund III

  Variable Insurance Products Fund IV

  Variable Insurance Products Fund V

  plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after May 17, 2007.

  WITNESS our hands on this seventeenth day of May 2007.

/s/James C. Curvey	/s/Marie L. Knowles
James C. Curvey	Marie L. Knowles
/s/Dennis J. Dirks	/s/Ned C. Lautenbach
Dennis J. Dirks	Ned C. Lautenbach
/s/Albert R. Gamper	/s/Cornelia M. Small
Albert R. Gamper	Cornelia M. Small
/s/George H. Heilmeier	/s/William S. Stavropoulos
George H. Heilmeier	William S. Stavropoulos
/s/James H. Keyes	/s/Kenneth L. Wolfe
James H. Keyes	Kenneth L. Wolfe